                [GRAPHIC]

                Smith Barney
                Mid Cap
                Blend Fund

[GRAPHIC]       -------------
                ANNUAL REPORT
                -------------

                November 30, 1998

                [LOGO] Smith Barney Mutual Funds
                       Investing for your future.
                       Every day.(R)

Smith Barney
Mid Cap Blend Fund
--------------------------------------------------------------------------------

The Smith Barney Mid Cap Blend Fund seeks long-term growth of capital by investing, under normal conditions, at least 65% of its total assets in the equity securities of medium-sized companies with market capitalizations between $1 billion and $5 billion at the time of investment.

Smith Barney Mid Cap Blend Fund
Average Annual Total Returns
November 30, 1998

                                         Without Sales Charges(1)
                          ------------------------------------------------------
                                  Class A        Class B        Class L
--------------------------------------------------------------------------------
Since Inception+ ++                19.56%         19.30%         19.30%
--------------------------------------------------------------------------------

                                           With Sales Charges(2)
                          ------------------------------------------------------
                                  Class A        Class B        Class L
--------------------------------------------------------------------------------
Since Inception+ ++                13.58%         14.30%         17.06%
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+     Inception date for Class A, B and L shares is September 1, 1998.

++ Total return is not annualized, as it may not be representative of the total return for the year.IFC-1

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

There are a number of ways for mid-cap stocks to be rewarding for investors in this type of environment. We look for increasing institutional ownership, greater Wall Street coverage and more merger and acquisition activity to play key roles in driving mid-cap stock performance going forward. In fact, since the Fund's inception, we have already seen evidence of these conditions in some of the portfolio's holdings. Over the past 14 weeks, we have had new "buy" recommendations on roughly 18 stocks in the Fund's portfolio. Moreover, three of the companies we own are in the process of being acquired by larger corporations. We expect these positive trends for mid-cap stocks to continue for the foreseeable future.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

                        Class A                      SBMAX
                        Class B                      SBMDX
                        Class L                      SBMLX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter ........................................... 1

Historical Performance........................................ 4

Schedule of Investments....................................... 5

Statement of Assets and Liabilities........................... 9

Statement of Operations...................................... 10

Statement of Changes in Net Assets........................... 11

Notes to Financial Statements................................ 12

Financial Highlights......................................... 16

Independent Auditors' Report................................. 17

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO]                             [PHOTO]

HEATH B.                            LAWRENCE
MCLENDON                            WEISSMAN

Chairman                            Vice President and
                                    Investment Officer

Dear Shareholder:

We are pleased to provide the first annual report for the Smith Barney Mid Cap Blend Fund ("Fund") for the period ended November 30, 1998. In this report we have summarized the period's prevailing economic and market conditions and outlined our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

A Style Pure Fund

The Smith Barney Mid Cap Blend Fund is a Style Pure Fund. Style Pure Series mutual funds are Smith Barney Mutual Funds that are the basic building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary market conditions, each Style Pure Fund is totally invested 100% of the time within its designated asset classes and its designated investment style.

Performance Update

Since its inception on September 1, 1998, the Class A, B and L shares of the Fund generated a total return excluding sales charges of 19.56%, 19.30% and 19.30%, respectively. In comparison, the S&P 400 Midcap Index posted a total return of 21.09% during the same time period.

Market Update

Since the Fund commenced operations, we have continued to build what we believe is a portfolio of high quality, well-positioned companies at extremely attractive valuations. Conceptually, we are trying to take advantage of the tremendous valuation gap between large- and middle-capitalization companies without taking on a lot of undue risk. To accomplish this, we have followed an investment approach that focuses on companies with competitive advantages and excellent market positions. In our view, many of these companies are leaders in their respective fields and are poised to leverage and exploit current growth opportunities. In the companies under consideration, we look for consistency of growth, good management, positive cash flow and high return on equity ("ROE") as factors in determining whether or not to invest.

Because large-capitalization stocks have outperformed middle-capitalization stocks since the beginning of 1994, the relative valuations of middle-capitalization companies are better than they have been since 1990. However, the valuation discrepancy between large-caps and mid-caps is now accompanied by relative earnings momentum that has not existed over the past few years. To us, this suggests possible near-term outperformance for many mid-cap stocks. Indeed, over the past two months, mid-cap stocks have begun to outperform large-cap ones and we expect this trend to continue in the coming months.

There are a number of ways for mid-cap stocks to be rewarding for investors in this type of environment. We look for increasing institutional ownership, greater Wall Street coverage and more merger and acquisition activity to play key roles in driving mid-cap stock performance going forward. In fact, since the Fund's inception, we have already seen evidence of these conditions in some of the portfolio's holdings.


--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                                1

Over the past 14 weeks, we have had new "buy" recommendations on roughly 18 stocks in the Fund's portfolio. Moreover, three of the companies we own are in the process of being acquired by larger corporations. We expect these positive trends for mid-cap stocks to continue for the foreseeable future.

Investment Strategy and Portfolio Update

As its name implies, the Mid Cap Blend Fund blends growth and value investment styles in an effort to provide our shareholders with consistent returns. (Growth investing typically focuses on the stocks of companies with rapidly rising earnings and profitability with the expectation of above-average long-term growth. Value investing attempts to identify companies that are perhaps growing more slowly but whose valuation may be below average relative to earnings and/or assets.) As previously noted, we define mid-cap stocks as having a market capitalization of $1 billion to $5 billion. The mid-stock universe is quite large and there are approximately 1,100 companies in this area of the market.

We believe that mid-cap stocks present one of the best trade-offs possible. In a sense, shareholders are getting the best of both worlds -- potentially less relative risk than small-cap stocks and potentially more relative value than large-cap stocks. Moreover, by investing in the Fund, you are participating in companies that fall slightly below the radar screen of the investment community yet still have established track records. In fact, we make a conscious effort to find those companies that are about to be discovered by Wall Street.

We look to strike a partnership with the managements of the companies' stocks we are considering buying. We find that the more research we conduct on a particular company, the better chance we have of finding quality companies with undervalued stock prices.

We plan to be long-term owners of the majority of the companies we own. If we are buying quality companies that continue to grow, there is really no need to sell. We generally have only three reasons for selling a stock. The first is that the fundamentals change. Maybe the company's niche isn't as protected as it once was, or it is heading in a different direction and diluting the value of its franchise. A second reason is that a stock, in our opinion, is grossly overvalued. We will either sell or lighten up positions that begin to reach extraordinary valuations. Our final reason for selling is that we simply have found another company that is a far better value for the Fund's portfolio.

As of this writing, the Fund's portfolio is now made up of 71 stocks, which represents 81% of the net asset value ("NAV"). Roughly 13% of the portfolio is in mid cap stock index futures and 6% is held temporarily as cash equivalents. We would expect to see the percentage of Fund's assets held in stock index futures to be reduced over time as we try to take advantage of short-term price swings by purchasing our favored stocks at opportune times. We expect that the number of holdings in the Fund's portfolio will remain at about the current level over time.

The average capitalization of the stocks held in the Fund's portfolio is $3.4 billion with the top ten names representing about 27.4%. The average P/E for the portfolio as of December 4, 1998, is approximately 21 versus 24.5 for the S&P 500 Index ("Index"). (A P/E shows the relationship between a stock's price and the company's earnings for the last four quarters.) As for sector weightings versus the Index, we are overweighted in commercial services, consumer services, and technology services and underweighted in process industries and utilities because these two sectors do not meet our requirements for growth.

New to the Fund's top-ten list during the reporting period were Citrix Systems (a computer software company). We added to our position in Fred Meyer, Inc. (a food retailing company) during October because we expect the food retailing industry to


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders
outperform the stock market over the near term. Falling out of the top-ten were Indy Mac Mortgage Holdings, Inc. (a real estate investment trust) and Lear Corp. (an automobile parts and equipment company) no longer fit into the investment strategy.

In closing, thank you for investing in the Smith Barney Mid Cap Blend Fund. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon               /s/ Lawrence Weissman

Heath B. McLendon                   Lawrence Weissman, CFA
Chairman                            Vice President and
                                    Investment Officer

December 8, 1998

--------------------------------------------------------------------------------
Top Ten Holdings+                                        As of November 30, 1998
--------------------------------------------------------------------------------

1.  Sepracor Inc.                                                           3.9%
--------------------------------------------------------------------------------
2.  Citrix Systems, Inc.                                                    3.6
--------------------------------------------------------------------------------
3.  Ambac Financial Group, Inc.                                             3.6
--------------------------------------------------------------------------------
4.  Lexmark International Group, Inc.                                       3.4
--------------------------------------------------------------------------------
5.  Outdoor Systems, Inc.                                                   3.4
--------------------------------------------------------------------------------
6.  Countrywide Credit Industries, Inc.                                     3.3
--------------------------------------------------------------------------------
7.  FactSet Research Systems Inc.                                           3.2
--------------------------------------------------------------------------------
8.  Network Associates, Inc.                                                3.2
--------------------------------------------------------------------------------
9.  Kroll-O'Gara Co.                                                        2.5
--------------------------------------------------------------------------------
10. Linear Technology Corp.                                                 2.5
--------------------------------------------------------------------------------
+ As a percentage of total common stock.


--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                                3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                             Net Asset Value
                        --------------------------
                        Beginning           End             Income
Capital Gain        Total
Period Ended            of Period        of Period         Dividends
Distributions      Return(1)
--------------------------------------------------------------------------------
-----------------------
Inception* -- 11/30/98    $11.40           $13.63            $0.00
$0.00           19.56%+
--------------------------------------------------------------------------------
-----------------------

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                             Net Asset Value
                        --------------------------
                        Beginning           End             Income
Capital Gain        Total
Period Ended            of Period        of Period         Dividends
Distributions      Return(1)
--------------------------------------------------------------------------------
-----------------------
Inception* -- 11/30/98    $11.40           $13.60            $0.00
$0.00           19.30%+
--------------------------------------------------------------------------------
-----------------------

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                             Net Asset Value
                        --------------------------
                        Beginning           End             Income
Capital Gain        Total
Period Ended            of Period        of Period         Dividends
Distributions      Return(1)
--------------------------------------------------------------------------------
-----------------------
Inception* -- 11/30/98    $11.40           $13.60            $0.00
$0.00           19.30%+
--------------------------------------------------------------------------------
-----------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

                                                Without Sales Charge(1)
                                      ------------------------------------------
                                      Class A           Class B          Class L
--------------------------------------------------------------------------------
Inception* through 11/30/98            19.56%            19.30%           19.30%
--------------------------------------------------------------------------------

                                                With Sales Charge(2)
                                      ------------------------------------------
                                      Class A           Class B          Class L
--------------------------------------------------------------------------------
Inception* through 11/30/98            13.58%            14.30%           17.06%
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

*     Inception date for Class A, B and L shares is September 1, 1998.

+ Total return is not annualized, as it may not be representative of the total return for the year. 1998 Annual Report to Shareholders


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        November 30, 1998
--------------------------------------------------------------------------------

    SHARES                             SECURITY
VALUE
================================================================================
=============
COMMON STOCK -- 82.5%

Aerospace/Defense -- 2.5%
       100,400     Kroll-O'Gara Co.*
$  3,112,400
        11,100     Sundstrand Corp.
599,400
--------------------------------------------------------------------------------
-------------

3,711,800
--------------------------------------------------------------------------------
-------------
Automobile Parts & Equipment -- 0.8%
        32,000     Lear Corp.*
1,236,000
--------------------------------------------------------------------------------
-------------
Automobiles -- 1.2%
        43,000     Harley-Davidson, Inc.
1,797,937
--------------------------------------------------------------------------------
-------------
Banking -- 1.2%
        13,400     Commerce Bancorp, Inc.
639,850
        18,800     First Tennessee National Corp.
629,800
        25,300     North Fork Bancorporation, Inc.
532,881
--------------------------------------------------------------------------------
-------------

1,802,531
--------------------------------------------------------------------------------
-------------
Broadcast Media -- 4.3%
        38,400     Cablevision Systems, Class A Shares*
1,588,800
        20,000     Cox Radio, Inc., Class A Shares*
763,750
        82,400     Imax Corp.*
2,245,400
        61,900     TCA Cable TV, Inc.
1,764,150
--------------------------------------------------------------------------------
-------------

6,362,100
--------------------------------------------------------------------------------
-------------
Communications - Equipment -- 3.0%
        19,600     ADC Telecommunications, Inc.*
585,550
        14,000     Jacor Communications, Inc.*
814,625
        69,100     Valassis Communications, Inc.
2,962,662
--------------------------------------------------------------------------------
-------------

4,362,837
--------------------------------------------------------------------------------
-------------
Computer Hardware -- 2.8%
        54,800     Lexmark International Group, Inc., Class A Shares*
4,185,350
--------------------------------------------------------------------------------
-------------
Computer Software -- 10.3%
        13,300     BMC Software, Inc.*
679,131
        52,800     Citrix Systems, Inc.*
4,382,400
        36,900     Electronic Arts Inc.*
1,554,412
        46,300     Fiserv, Inc.*
2,045,881
        28,400     Mercury Interactive Corp.*
1,302,850
        76,400     Network Associates, Inc.*
3,886,850
        23,500     VERITAS Software Corp.*
1,404,125
--------------------------------------------------------------------------------
-------------

15,255,649
--------------------------------------------------------------------------------
-------------
Computers - Networking -- 0.4%
        16,700     ISS Group, Inc.*
609,550
--------------------------------------------------------------------------------
-------------
Electronics - Distribution -- 1.1%
        40,000     American Power Conversion Corp.*
1,655,000
--------------------------------------------------------------------------------
-------------
Electronics - Instruments -- 1.4%
        21,400     AES Corp.
979,050
        39,000     Cadence Design Systems, Inc.*
1,096,875
--------------------------------------------------------------------------------
-------------

2,075,925
--------------------------------------------------------------------------------
-------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                                5

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1998
--------------------------------------------------------------------------------

    SHARES                             SECURITY
VALUE
================================================================================
=============
Electronics - Semiconductors -- 2.4%
        15,000     Etec Systems, Inc.*
$    493,125
        44,400     Linear Technology Corp.
3,110,775
--------------------------------------------------------------------------------
-------------

3,603,900
--------------------------------------------------------------------------------
-------------
Entertainment -- 0.8%
        44,400     Premier Parks Inc.
1,204,350
--------------------------------------------------------------------------------
-------------
Financial -- 7.7%
        71,600     Ambac Financial Group, Inc.
4,367,600
        26,200     Capital One Financial Corp.
2,882,000
        52,300     CIT Group, Inc., Class A Shares
1,467,669
        29,700     Providian Financial Corp.
2,726,831
--------------------------------------------------------------------------------
-------------

11,444,100
--------------------------------------------------------------------------------
-------------
Foods -- 2.1%
        92,100     Keebler Foods Co.*
3,102,619
--------------------------------------------------------------------------------
-------------
Health Care - Drugs -- 6.1%
        44,900     ALZA Corp.*
2,346,025
        57,900     Sepracor Inc.*
4,805,700
        35,900     Watson Pharmaceuticals, Inc.*
1,934,113
--------------------------------------------------------------------------------
-------------

9,085,838
--------------------------------------------------------------------------------
-------------
Household Furniture & Apparel -- 0.6%
        26,600     Bed Bath & Beyond Inc.*
829,587
--------------------------------------------------------------------------------
-------------
Household Products -- 0.9%
         7,900     McKesson Corp.
562,381
        31,600     Whitman Corp.
714,950
--------------------------------------------------------------------------------
-------------

1,277,331
--------------------------------------------------------------------------------
-------------
Insurance - Life -- 2.3%
        96,900     Annuity and Life & Re Holdings, Ltd.
2,458,838
        20,000     Nationwide Financial Services, Inc., Class A Shares
962,500
--------------------------------------------------------------------------------
-------------

3,421,338
--------------------------------------------------------------------------------
-------------
Insurance - Property -- 2.0%
        92,100     ACE Ltd.
2,947,200
--------------------------------------------------------------------------------
-------------
Manufacturing -- 1.3%
        17,400     Danaher Corp.
793,875
        14,700     Waters Corp.*
1,133,738
--------------------------------------------------------------------------------
-------------

1,927,613
--------------------------------------------------------------------------------
-------------
Medical Products and Services -- 0.7%
        26,600     Allegiance Corp.
1,072,313
--------------------------------------------------------------------------------
-------------
Oil - Domestic -- 0.8%
        41,500     Anadarko Petroleum Corp.
1,169,781
--------------------------------------------------------------------------------
-------------
Oil & Gas - Drilling & Equipment -- 1.5%
        54,500     Diamond Offshore Drilling, Inc.
1,219,438
        50,800     Newfield Exploration Co.*
990,600
--------------------------------------------------------------------------------
-------------

2,210,038
--------------------------------------------------------------------------------
-------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1998
--------------------------------------------------------------------------------

    SHARES                             SECURITY
VALUE
================================================================================
=============
Oil Well Equipment & Service -- 0.3%
        19,600     Cooper Cameron Corp.*
$    477,750
--------------------------------------------------------------------------------
-------------
Pharmaceuticals -- 1.8%
        40,000     Elan Corp. PLC, Sponsored ADR*
2,725,000
--------------------------------------------------------------------------------
-------------
Real Estate Investment Trusts -- 0.4%
        61,000     IndyMac Mortgage Holdings, Inc.
587,125
--------------------------------------------------------------------------------
-------------
Retail - Apparel -- 0.5%
        14,200     Abercrombie & Fitch Co., Class A Shares*
795,200
--------------------------------------------------------------------------------
-------------
Retail - Drug Stores -- 1.2%
        42,900     Duane Reade Inc.*
1,721,363
--------------------------------------------------------------------------------
-------------
Retail - Specialty -- 4.1%
         6,500     Amazon.com, Inc.*
1,248,000
        38,000     Barnes & Noble, Inc.*
1,258,750
        15,400     Best Buy Co., Inc.*
887,425
        53,100     Fred Meyer, Inc.*
2,701,462
--------------------------------------------------------------------------------
-------------

6,095,637
--------------------------------------------------------------------------------
-------------
Savings & Loan -- 2.8%
        82,400     Countrywide Credit Industries, Inc.+
4,078,800
--------------------------------------------------------------------------------
-------------
Services - Advertising/Marketing -- 3.4%
         4,000     eBay Inc.
790,500
       154,600     Outdoor Systems, Inc.*
4,174,200
--------------------------------------------------------------------------------
-------------

4,964,700
--------------------------------------------------------------------------------
-------------
Services - Commercial & Construction -- 0.8%
        19,100     Central Parking Corp.
561,063
        10,700     Cintas Corp.
588,500
--------------------------------------------------------------------------------
-------------

1,149,563
--------------------------------------------------------------------------------
-------------
Services - Computer Systems -- 3.2%
        97,800     FactSet Research Systems Inc.*
3,973,125
        24,600     Keane, Inc.
707,250
--------------------------------------------------------------------------------
-------------

4,680,375
--------------------------------------------------------------------------------
-------------
Specialized Services -- 1.6%
        13,800     CMG Information Services, Inc.*
1,069,500
        34,000     Sun International Hotels Ltd.*
1,313,250
--------------------------------------------------------------------------------
-------------

2,382,750
--------------------------------------------------------------------------------
-------------
Telecommunications - Long Distance -- 1.8%
        30,800     L-3 Communications Holdings, Inc.*
1,436,050
         6,200     Yahoo! Inc.*
1,190,400
--------------------------------------------------------------------------------
-------------

2,626,450
--------------------------------------------------------------------------------
-------------
Telephone -- 1.3%
        34,500     Century Telephone Enterprises, Inc.
1,966,500
--------------------------------------------------------------------------------
-------------
Transportation - Marine -- 1.1%
        78,500     Knightsbridge Tankers Ltd.
1,668,125
--------------------------------------------------------------------------------
-------------
                   TOTAL COMMON STOCK
                   (Cost -- $103,183,127)
122,270,025
================================================================================
=============


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                                7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT                             SECURITY
VALUE
================================================================================
=============
REPURCHASE AGREEMENT -- 17.5%
$25,974,000        Morgan Stanley Dean Witter, 5.250% due 12/1/98;
                   Proceeds at maturity -- $25,977,788;
                   (Fully collateralized by U.S. Treasury Notes,
                   4.625% due 11/30/00; Market value -- $26,623,441)
                   (Cost -- $25,974,000)
$ 25,974,000
================================================================================
=============
                   TOTAL INVESTMENTS -- 100%
                   (Cost -- $129,157,127**)
$148,244,025
================================================================================
=============

*     Non-income producing security.
+ A portion of this security has been segregated by the custodian for futures contract commitments.
**    Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            November 30, 1998
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost -- $103,183,127)
$122,270,025
     Repurchase agreement, at value (Cost -- $25,974,000)
25,974,000
     Cash
333
     Receivable for Fund shares sold
3,884,695
     Dividends and interest receivable
100,762
--------------------------------------------------------------------------------
----------------
     Total Assets
152,229,815
--------------------------------------------------------------------------------
----------------
LIABILITIES:
     Payable to broker - variation margin
618,575
     Payable for Fund shares purchased
431,772
     Distribution fees payable
104,452
     Management fees payable
84,866
     Accrued expenses
32,350
--------------------------------------------------------------------------------
----------------
     Total Liabilities
1,272,015
--------------------------------------------------------------------------------
----------------
Total Net Assets
$150,957,800
================================================================================
================
NET ASSETS:
     Par value of shares of beneficial interest
$     11,093
     Capital paid in excess of par value
130,977,252
     Undistributed net investment income
75,601
     Accumulated net realized loss on security transactions and futures
contracts     (1,832,594)
     Net unrealized appreciation of investments and futures contracts
21,726,448
--------------------------------------------------------------------------------
----------------
Total Net Assets
$150,957,800
================================================================================
================
Shares Outstanding:
     Class A
2,697,483
     ---------------------------------------------------------------------------
----------------
     Class B
5,084,082
     ---------------------------------------------------------------------------
----------------
     Class L
3,311,694
     ---------------------------------------------------------------------------
----------------
Net Asset Value:
     Class A (and redemption price)
$13.63
     ---------------------------------------------------------------------------
----------------
     Class B *
$13.60
     ---------------------------------------------------------------------------
----------------
     Class L **
$13.60
     ---------------------------------------------------------------------------
----------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)
$14.35
     ---------------------------------------------------------------------------
----------------
     Class L (net asset value plus 1.01% of net asset value per share)
$13.74
================================================================================
================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                                9

--------------------------------------------------------------------------------
Statement of Operations                For the Period Ended November 30, 1998(a)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Interest
$   389,039
     Dividends
166,247
--------------------------------------------------------------------------------
---------------
     Total Investment Income
555,286
--------------------------------------------------------------------------------
---------------
EXPENSES:
     Distribution fees (Note 2)
219,699
     Management fees (Note 2)
202,181
     Shareholder communications
30,039
     Registration fees
21,785
     Audit and legal
13,000
     Custody
3,413
     Shareholder and system servicing fees
3,062
     Trustees' fees
2,872
     Other
925
--------------------------------------------------------------------------------
---------------
     Total Expenses
496,976
--------------------------------------------------------------------------------
---------------
Net Investment Income
58,310
--------------------------------------------------------------------------------
---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 6):
     Realized Loss From:
        Security transactions (excluding short-term securities)
(1,569,079)
        Futures contracts
(263,515)
--------------------------------------------------------------------------------
---------------
     Net Realized Loss
(1,832,594)
--------------------------------------------------------------------------------
---------------
     Change in Net Unrealized Appreciation of Investments and Futures Contracts:
        Beginning of period
--
        End of period
21,726,448
--------------------------------------------------------------------------------
---------------
     Increase in Net Unrealized Appreciation
21,726,448
--------------------------------------------------------------------------------
---------------
Net Gain on Investments and Futures Contracts
19,893,854
--------------------------------------------------------------------------------
---------------
Increase in Net Assets From Operations
$19,952,164
================================================================================
===============

(a) For the period from September 1, 1998 (commencement of operations) to November 30, 1998.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Changes in Net Assets     For the Period Ended November 30, 1998(a)
--------------------------------------------------------------------------------

OPERATIONS:
     Net investment income                                             $
58,310
     Net realized loss
(1,832,594)
     Increase in net unrealized appreciation
21,726,448
--------------------------------------------------------------------------------
----
     Increase in Net Assets From Operations
19,952,164
--------------------------------------------------------------------------------
----
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net realized gains
--
--------------------------------------------------------------------------------
----
     Decrease in Net Assets From Distributions to Shareholders
--
--------------------------------------------------------------------------------
----
FUND SHARE TRANSACTIONS (NOTE 8):
     Net proceeds from sale of shares
134,103,020
     Net asset value of shares issued for reinvestment of dividends
--
     Cost of shares reacquired
(3,097,384)
--------------------------------------------------------------------------------
----
     Increase in Net Assets From Fund Share Transactions
131,005,636
--------------------------------------------------------------------------------
----
Increase in Net Assets
150,957,800

NET ASSETS:
     Beginning of period
--
--------------------------------------------------------------------------------
----
     End of period*
$150,957,800
================================================================================
====
* Includes accumulated net investment income of:
$75,601
================================================================================
====

(a) For the period from September 1, 1998 (commencement of operations) to November 30, 1998.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                               11

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Smith Barney Mid Cap Blend Fund ("Fund") is a separate diversified investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and four other separate investment funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund and Smith Barney S&P 500 Index Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the bid price. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) direct expenses are charged to each class; investment advisory fees and general Fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At November 30, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, undistributed net investment income of $17,291 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Management Agreement and Other Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Fund pays MMC a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date, Salomon Smith Barney Inc. ("SSB") was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as members of the selling group.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC,


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

which applies if redemption occurs within the first year of purchase.

For the period ended November 30, 1998, SSB received sales charges of approximately $696,000 and $328,000 on sales of the Fund's Class A and Class L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                           Class B      Class L
===============================================================
CDSCs                                      $10,000      $2,000
===============================================================

Pursuant to a Distribution Plan the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the period ended November 30, 1998, total Distribution Plan fees were as follows:

                             Class A       Class B      Class L
===============================================================
Distribution Plan Fees       $16,625      $121,874      $81,200
===============================================================

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the period ended November 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

===============================================================
Purchases                                         $118,984,734
---------------------------------------------------------------
Sales                                               14,232,529
===============================================================

At November 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================
Gross unrealized appreciation                      $21,016,486
Gross unrealized depreciation                       (1,929,588)
---------------------------------------------------------------
Net unrealized appreciation                        $19,086,898
===============================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At November 30, 1998, the Fund had no securities on loan.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's


--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                               13

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At November 30, 1998, the Fund had the following open futures contracts.

                                    Expiration        # of            Basis
Market       Unrealized
                                    Month/Year      Contracts         Value
Value          Gain
================================================================================
============================
Futures Contracts to buy:
MIDCAP 400 Index                       12/98           109         $16,421,825
$19,061,375    $2,639,550
================================================================================
============================

7. Options Contracts

Premiums paid when put or call options are purchased by the Fund represents investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At November 30, 1998, the Fund had no open purchased put or call option contracts.

When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When the written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the period ended November 30, 1998, the Fund did not write any options.


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

8. Shares of Beneficial Interest

At November 30, 1998, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

At November 30, 1998, total paid-in capital amounted to the following for each class:

                                 Class A           Class B           Class L
================================================================================
Total Paid-in Capital          $31,793,874       $60,104,422        $39,090,049
================================================================================

Transactions in shares of each class were as follows:

                                                           Period Ended
                                                         November 30, 1998*
                                                   -----------------------------
                                                     Shares           Amount
================================================================================
Class A
Shares sold                                        2,860,539        $33,790,943
Shares issued on reinvestment                             --                 --
Shares redeemed                                     (163,056)        (1,992,806)
--------------------------------------------------------------------------------
Net Increase                                       2,697,483        $31,798,137
================================================================================
Class B
Shares sold                                        5,137,470        $60,746,323
Shares issued on reinvestment                             --                 --
Shares redeemed                                      (53,388)          (634,079)
--------------------------------------------------------------------------------
Net Increase                                       5,084,082        $60,112,244
================================================================================
Class L
Shares sold                                        3,350,388        $39,565,754
Shares issued on reinvestment                             --                 --
Shares redeemed                                      (38,694)          (470,499)
--------------------------------------------------------------------------------
Net Increase                                       3,311,694        $39,095,255
================================================================================
* For the period from September 1, 1998 (inception date) to November 30, 1998.


--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                               15

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout the period ended November 30:

                                            Class A(1)   Class B(1)   Class L(1)
================================================================================
Net Asset Value, Beginning of Period          $11.40       $11.40       $11.40
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income                        0.02         0.00*        0.00*
   Net realized and unrealized gain             2.21         2.20         2.20
--------------------------------------------------------------------------------
Total Income From Operations                    2.23         2.20         2.20
--------------------------------------------------------------------------------
Less Distributions From:
   Net realized gains                             --           --           --
--------------------------------------------------------------------------------
Total Distributions                               --           --           --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                $13.63       $13.60       $13.60
--------------------------------------------------------------------------------
Total Return++                                 19.56%       19.30%       19.30%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $36,760      $69,153      $45,045
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Expenses                                     1.27%        2.01%        2.01%
   Net investment income                        0.78         0.02         0.03
--------------------------------------------------------------------------------
Portfolio Turnover Rate                           15%          15%          15%
================================================================================

(1)   For the period from September 1, 1998 (inception date) to November 30,
      1998.
*     Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Mid Cap Blend Fund ("Fund") of Smith Barney Investment Trust as of November 30, 1998, the related statements of operations, changes in net assets and financial highlights for the period from September 1, 1998 (commencement of operations) to November 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period from September 1, 1998 (commencement of operations) to November 30, 1998, in conformity with generally accepted accounting principles.


                                                                KPMG LLP

New York, New York
January 15, 1999


--------------------------------------------------------------------------------
Smith Barney Mid Cap Blend Fund                                               17

Smith Barney
Mid Cap Blend Fund

Trustees

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus

Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Lawrence Weissman
Vice President and Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Manager

Mutual Management Corp.

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Shareholder Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of shareholders of Smith Barney Mid Cap Blend Fund. It is not for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SalomonSmithBarney
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Mid Cap Blend Fund

Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD01593  1/99

[GRAPHIC]

Smith Barney
Intermediate
Maturity
California
Municipals Fund

ANNUAL REPORT

November 30, 1998

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.(R)

Smith Barney
Intermediate
Maturity
California
Municipals Fund

[PHOTO]        [PHOTO]

HEATH B.       JOSEPH P.
MCLENDON       DEANE
Chairman       Vice President and
               Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Intermediate Maturity California Municipals Fund ("Fund") for the year ended November 30, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance and current holdings can be found in the appropriate sections that follow.

Fund's Performance Update

For the year ended November 30, 1998, the Class A shares of the Fund generated a total return of 6.78%, excluding the effect of any sales charges, that was roughly in line with the Fund's Lipper Inc. California intermediate-term municipal bond fund peer group average total return of 6.71% for the same period. (Lipper is a major independent fund-tracking organization.)

In addition, the Fund paid income dividends totaling $0.39 per Class A share during the reporting period. Based on a net asset value ("NAV") of $8.85 as of November 30, 1998, and a current monthly income dividend rate of approximately $0.0321 per Class A share, this equates to an annualized distribution rate of 4.35%. For a California resident in the combined state and federal income tax bracket of 42%, the Fund's tax-free yield of 4.35% is equivalent to a taxable yield of 7.50%. (This figure assumes an investor is in the federal income tax bracket of 36%.)

Market Update

In general, the bond market has had quite a full plate to deal with for the past several months. The tremendous economic weakness in Asia combined with a hint of deflation, default on sovereign Russian debt, the debacle of a large hedge fund, and finally three very swift drops in short-term rates from the Federal Reserve Board ("Fed") gave bond managers more than enough events to ponder.


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                  1

Municipal bonds generally were less volatile than U.S. Treasuries with record new issue volume coming into the marketplace. This heavy supply caused tax-exempt bonds to lag U.S. Treasuries in the rally but has created unusual relative values in municipal bonds versus taxable bonds. As of November 30, 1998, the yields for long-term municipal bonds were trading on average at 99% of the yield for comparable U.S. government bonds. In many years of experience in the financial markets, this is only the second time we have seen such high attractive relative values for municipal bonds. At today's spreads, municipal bonds make sense for investors in almost any tax bracket because municipal bonds normally trade between 80% to 85% of U.S. Treasuries. And while interest rates are as low as they have been in 30 years, so too is inflation. In our view, these conditions should be with us for the foreseeable future, providing a benign backdrop for bonds.

California Economic Highlights

Throughout 1998, California's economy has continued to improve and there are several reasons why our outlook for the Golden State remains bullish. California's broad based, well-diversified economy has led to higher employment and rising personal income levels. Leading growth industries such as high technology, manufacturing, construction, textiles, computer software and financial services have helped push the State's unemployment rate to approximately 6% while enabling personal income levels to rise about 6%. In turn, these gains have led to higher real estate prices and stronger retail sales as Californians continue to spend with confidence.

At the present time, one area of concern in California is its reliance on exports to Asia. Roughly half of all California exports find there way to Asia and although exports to that region are down, higher exports to Mexico, Canada and Europe have largely offset these losses.

California has made a substantial commitment to its system of ports and railways and that should improve links between ports and cities. We believe this commitment should also help ensure that California remains a leading U.S. area for import/export activities for the U.S. well into the next century.

Investment Strategy

The Fund's objective seeks to provide California investors with as high a level of current income exempt from Federal income taxes and California state personal income taxes as is consistent with the preservation of principal. During the reporting period, the municipal bond market has put very little premium on risk. Intermediate- and long-term municipal bonds yield nearly the same, and the spreads between high-quality issuers and less economically stable ones are at all-time narrow levels. Our investment strategy during the


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders
period has been quite simple: maximize our dividend yield by staying fully invested in high-quality municipal bonds with an average maturity of approximately 7 years and stay there until the interest-rate environment changes. In times of economic uncertainty, if we are going to err with respect to our investment strategy, we think that it should be on the side of prudence and conservatism.

The Fund focused on transportation bonds (14.6%), hospital bonds (13.9%) and housing bonds (13.6%) because we believe they offered good relative values. In addition, as of November 30, 1998, approximately 97% of the Fund's holdings were rated investment grade by either Standard & Poor's Ratings Group or Moody's Investors Services Inc., with about 62% of the Fund's holdings invested in AAA bonds, the highest possible rating.

Municipal Bond Market Outlook

Over the next few months, we believe that interest rates should go down a bit more. Moreover, we expect a gradual rise in rates later on in 1999 from the level set early in the year. And, if interest rates do gradually rise, we believe our current investment strategy should result in less volatility while still offering our shareholders reasonable relative values.

In closing, thank you for your investment in the Smith Barney Intermediate Maturity California Municipals Fund. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon             /s/ J.P. Deane
Heath B. McLendon                 Joseph P. Deane
Chairman                          Vice President and
                                  Investment Officer

December 17, 1998


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                  3

--------------------------------------------------------------------------------
Historical Performance--Class A Shares
--------------------------------------------------------------------------------

                             Net Asset Value
                           -------------------
                           Beginning    End       Income     Capital  Total
Year Ended                  of Year    of Year    Dividends  Gains    Returns(1)
================================================================================
=
11/30/98                    $8.66        $8.85       $0.39      $0.00    6.78%
--------------------------------------------------------------------------------
-
11/30/97                     8.55         8.66        0.40       0.00    6.13
--------------------------------------------------------------------------------
-
11/30/96                     8.53         8.55        0.40       0.00    5.05
--------------------------------------------------------------------------------
-
11/30/95                     7.80         8.53        0.40       0.00   14.84
--------------------------------------------------------------------------------
-
11/30/94                     8.50         7.80        0.39       0.01   (3.65)
--------------------------------------------------------------------------------
-
11/30/93                     8.04         8.50        0.39       0.00   10.70
--------------------------------------------------------------------------------
-
Inception*-11/30/92          7.90         8.04        0.35       0.00    6.33+
================================================================================
=
Total                                                $2.72      $0.01
================================================================================
=

--------------------------------------------------------------------------------
Historical Performance--Class L Shares/(2)/
--------------------------------------------------------------------------------

                             Net Asset Value
                           -------------------
                           Beginning    End       Income     Capital  Total
Year Ended                  of Year    of Year    Dividends  Gains    Returns(1)
================================================================================
=
11/30/98                    $8.65        $8.84       $0.37      $0.00    6.57%
--------------------------------------------------------------------------------
-
11/30/97                     8.54         8.65        0.38       0.00    5.92
--------------------------------------------------------------------------------
-
11/30/96                     8.52         8.54        0.38       0.00    4.84
--------------------------------------------------------------------------------
-
11/30/95                     7.80         8.52        0.38       0.00   14.36
--------------------------------------------------------------------------------
-
Inception*-11/30/94          7.76         7.80        0.02       0.00    0.72+
================================================================================
=
Total                                                $1.53      $0.00
================================================================================
=

--------------------------------------------------------------------------------
Historical Performance--Class Y Shares
--------------------------------------------------------------------------------

                             Net Asset Value
                           -------------------
                           Beginning    End       Income     Capital  Total
Year Ended                  of Year    of Year    Dividends  Gains    Returns(1)
================================================================================
=
11/30/98                    $8.66        $8.86       $0.40      $0.00    7.09%
--------------------------------------------------------------------------------
-
11/30/97                     8.56         8.66        0.42       0.00    6.20
--------------------------------------------------------------------------------
-
11/30/96                     8.54         8.56        0.41       0.00    5.22
--------------------------------------------------------------------------------
-
Inception*-11/30/95          8.39         8.54        0.09       0.00    2.92+
================================================================================
=
Total                                                $1.32      $0.00
================================================================================
=

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                         Without Sales Charge/(1)/
                                    -----------------------------------
                                    Class A     Class L/(2)/    Class Y
=======================================================================
Year Ended 11/30/98                  6.78%        6.57%         7.09%
-----------------------------------------------------------------------
Five Years Ended 11/30/98            5.67          N/A           N/A
-----------------------------------------------------------------------
Inception* through 11/30/98          6.54         7.92          6.66
=======================================================================

                                           With Sales Charge/(3)/
                                    -----------------------------------
                                    Class A     Class L/(2)/    Class Y
=======================================================================
Year Ended 11/30/98                  4.61%        4.48%         7.09%
-----------------------------------------------------------------------
Five Years Ended 11/30/98            5.25          N/A           N/A
-----------------------------------------------------------------------
Inception* through 11/30/98          6.24         7.65          6.66
=======================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                 Without Sales Charge/(1)/
==========================================================================
Class A (Inception* through 11/30/98)                  55.07%
--------------------------------------------------------------------------
Class L (Inception* through 1/30/98)/(2)/              36.31
--------------------------------------------------------------------------
Class Y (Inception* through 11/30/98)                  23.17
==========================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class L shares.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 2.00% and 1.00%, respectively. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, L and Y shares are December 31, 1991, November 8, 1994 and September 8, 1995, respectively.


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                  5

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

             Growth of $10,000 Invested in Class A Shares of the
        Smith Barney Intermediate Maturity California Municipals Fund
               vs. Lehman Brothers 10-Year Municipal Bond Index
           and Lipper Analytical Services, Inc. Peer Group Average+
--------------------------------------------------------------------------------

                         December 1991 -- November 1998

                                 [LINE GRAPH]

            Smith Barney Intermediate Maturity    Lehman Brothers 10-Year
Lipper Analytical Services, Inc.
               California Municipals Fund          Municipal Bond Index
Peer Group Average
12/31/91                 9,802                            10,000
10,000
11/92                   10,422                            10,767
10,623
11/93                   11,537                            12,028
11,682
11/94                   11,116                            11,491
11,246
11/95                   12,766                            13,623
12,910
11/96                   13,411                            14,394
13,566
11/97                   14,233                            15,410
14,307
11/30/98                15,199                            16,651
15,261

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on December 31, 1991, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 1998. The Lehman Brothers 10-Year Municipal Bond Index ("Index") is a broad-based index which includes about 5,200 bonds totaling approximately $63 billion in market capitalization. The Lipper Analytical Services, Inc. Peer Group Average is composed of an average of the Fund's peer group of mutual funds (35 funds as of November 30, 1998) investing in intermediate maturity California tax-exempt bonds. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                               November 30, 1998
--------------------------------------------------------------------------------

Portfolio Breakdown

       [PIE CHART]

Education               7.5%
General Obligation      4.5%
Hospital               13.9%
Housing                13.6%
Miscellaneous          26.5%
Solid Waste             5.6%
Tax Allocation          5.5%
Transportation         14.6%
Water & Sewer           8.3%


Summary of Municipal Bonds And Short-Term Tax Exempt
Investments by Combined Ratings

                                   Standard &               Percentage of
 Moody's          and/or             Poor's                Total Investments
-----------------------------------------------------------------------------
   Aaa                                AAA                       61.9%
   Aa                                  AA                       11.6
    A                                  A                        10.2
   Baa                                BBB                       12.9(*)
   NR                                  NR                        1.3
P-1/VMIG 1                          A-1/SP-1                     2.1
                                                               -----
                                                               100.0%
                                                               =====

(*) 0.3% of investments were rated by Fitch Investors Services, Inc.


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 7

--------------------------------------------------------------------------------
Schedule of Investments                                        November 30, 1998
--------------------------------------------------------------------------------

  FACE
 AMOUNT      RATING(a)                      SECURITY
VALUE
================================================================================
====================
Education -- 7.5%
                       California Educational Facilities Authority, Revenue
Bonds:
$  945,000     AAA       College of Osteopathic Medicine, CONNIE LEE-Insured,
                           5.550% due 6/1/06
$1,043,044
   320,000     A1*       Loyola Marymount University, Series B, 6.300% due
10/1/03           355,600
   200,000     A2*       Mills College, (Escrowed to Maturity with U.S.
government
                           securities), 6.500% due 9/1/02(b)
219,750
   500,000     AA        University of Southern California, 5.300% due 10/1/04
540,625
   285,000     AAA     Kern High School District, Series C, MBIA-Insured,
                         (Escrowed to Maturity with U.S. government securities),
                         8.750% due 8/1/03
346,631
--------------------------------------------------------------------------------
--------------------

2,505,650
--------------------------------------------------------------------------------
--------------------
General Obligation -- 4.5%
   200,000     A+      California State GO, 6.000% due 9/1/03
220,000
 1,250,000     AAA     California State GO, Veteran's Bonds, FSA-Insured,
                         4.950% due 12/1/08(c)
1,295,312
--------------------------------------------------------------------------------
--------------------

1,515,312
--------------------------------------------------------------------------------
--------------------
Hospital -- 13.9%
   255,000     AAA     Arlington Community Hospital Corp., Parkview Community
                         Hospital, First Mortgage Revenue, (Escrowed to Maturity
                         with U.S. government securities), 8.000% due 6/1/04
282,412
                       California Health Facilities Financing Authority:
   200,000     AAA       Adventist Health System/West Agency, Series B,
                           MBIA-Insured, 6.150% due 3/1/99
201,526
 1,000,000     AAA       Mills-Peninsula, CONNIE LEE-Insured, 5.300% due 1/15/05
1,072,500
   200,000     AA-       Sisters of Providence, 6.200% due 10/1/03
218,500
   400,000     NR        St. Elizabeth's Hospital Project, (Pre-Refunded --
Escrowed
                           with U.S. government securities to 11/5/02 Call @
102),
                           5.900% due 11/15/03(b)
440,000
   700,000     A-1+      Sutter Health, Series B, 3.000% due 3/1/20(d)
700,000
 1,200,000     AA      California Statewide Community Development, COP,
                         St. Joseph's Health, (Pre-Refunded -- Escrowed with
                         U.S. government securities to 7/1/04 Call @ 102),
                         5.875% due 7/1/05(b)
1,344,000
   250,000     A       Riverside County Asset Leasing Corp., Leasehold Revenue,
                         Riverside County Hospital, (Project A), 6.000% due
6/1/04           272,500
   108,000     BBB-++  Valley Health Systems, COP, (Refunding Project),
                         6.250% due 5/15/99
108,692
--------------------------------------------------------------------------------
--------------------

4,640,130
--------------------------------------------------------------------------------
--------------------
Housing -- 13.6%
 1,250,000     AAA     ABAG Financing Authority, Multi-Family Housing Revenue,
                         Series A, FNMA-Insured, 5.700% mandatory
                         put 11/1/06(c)
1,328,125



                 See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1998
--------------------------------------------------------------------------------


  FACE
 AMOUNT      RATING(a)                      SECURITY
VALUE
================================================================================
==================
Housing -- 13.6% (continued)
                       California, Home Mortgage Revenue:
$  265,000   Aa2*          Series B-1, FHA-Insured, 5.900% due 8/1/04(c)
$  280,900
   700,000   Aa2*          Series E-1, FHA-Insured, 5.900% due 2/1/05(c)
749,000
   700,000   Aa2*          Series E-1, FHA-Insured, 5.900% due 8/1/05(c)
752,500
     5,000   Aa2*          Single-Family Housing Revenue, Series A,
                           10.000% due 2/1/02
5,002
   390,000   AAA       City of Santa Rosa Mortgage Revenue Refunding,
                         (Marlow Apartments Project), Series A, FHA-Insured,
                         5.600% due 9/1/05
409,013
   750,000   AAA       Riverside County, Multi-Family Housing Revenue, Series B,
                         FNMA-Collateralized, 5.625% mandatory put 7/1/09(c)
795,937
   230,000   AAA       San Luis Obispo HFA, Multi-Family Housing Revenue,
                         (Parkwood Apartments Project), Series A,
                         FNMA-Collateralized, 5.500% due 8/1/03
239,775
--------------------------------------------------------------------------------
------------------

4,560,252
--------------------------------------------------------------------------------
------------------
Miscellaneous -- 26.5%
 1,080,000   AAA       Los Angeles County Community Facilities District No. 3,
                         Special Tax Revenue, Series A, FSA-Insured,
                         5.250% due 9/1/07
1,181,250
   140,000   Aaa*        Montclair Redevelopment Agency, Residential Mortgage
                         Revenue, (Escrowed to Maturity with U.S. government
                         securities), 7.750% due 10/1/11
168,700
 1,250,000   AAA       Oakland State Building Authority, Lease Revenue, Series
A,
                         AMBAC-Insured, 4.250% due 4/1/07
1,275,000
 1,000,000   AAA       Roseville Community Facilities District No.1, Special Tax
                         Revenue, FSA-Insured, 4.625% due 9/1/10
1,030,000
                       Sacramento County COP, Public Facilities,
                         (Gas to Energy Project), MBIA Insured:
   850,000   AAA           4.250% due 12/1/09
848,937
   650,000   AAA           4.375% due 12/1/10
651,625
 1,000,000   AAA       San Diego COP, Central Jail Refunding, AMBAC-Insured,
                         4.800% due 10/1/08
1,048,750
                       San Francisco Downtown Parking, Series R:
   450,000   A3*           6.000% due 4/1/02
482,625
   280,000   A3*           6.150% due 4/1/03
306,250
                       Santa Barbara COP, (Harbor Refunding Project):
   270,000   A*            6.400% due 10/1/02
295,988
   285,000   A*            6.500% due 10/1/03
318,130
 1,000,000   Aaa*      Tulare County COP, MBIA-Insured, 5.000% due 8/15/10
1,058,750
   205,000   AAA       Upland COP, (Police Building Refunding Project),
                         AMBAC-Insured, 6.200% due 8/1/02
222,938
--------------------------------------------------------------------------------
------------------

8,888,943
--------------------------------------------------------------------------------
------------------


                 See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                  9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1998
--------------------------------------------------------------------------------


  FACE
 AMOUNT      RATING(a)                      SECURITY
VALUE
================================================================================
===============
Solid Waste -- 5.6%
                       Kings County Waste Management, Solid Waste Revenue Bonds:
$  400,000   BBB+        6.500% due 10/1/03(c)
$  442,000
   310,000   BBB+        6.600% due 10/1/04(c)
348,750
 1,000,000   Baa1*     South Napa Solid Waste Management Authority,
                         6.000% due 2/15/04(c)
1,080,000
--------------------------------------------------------------------------------
---------------

1,870,750
--------------------------------------------------------------------------------
---------------
Tax Allocation -- 5.5%
 1,000,000   Baa*      Hawthorne Community Redevelopment Agency,
                         Tax Allocation, (Redevelopment Project Area 2),
                         6.200% due 9/1/05
1,118,750
   665,000   BBB+      Paramount Redevelopment Agency, Tax Allocation,
                         Refunding, (Redevelopment Project Area No. 1),
                         5.800% due 8/1/03
724,019
--------------------------------------------------------------------------------
---------------

1,842,769
--------------------------------------------------------------------------------
---------------
Transportation -- 14.6%
  500,000    A1*       Los Angeles County Transportation Commission, COP,
                         Series B, 6.200% due 7/1/03
551,250
1,000,000    AAA       Orange County Local Transportation Authority,
                         Sales Tax Revenue, Series A, MBIA-Insured,
                        5.500% due 2/15/09
1,106,250
                       Palm Springs Financing Authority, Airport Revenue,
                         Palm Springs Regional Airport, MBIA-Insured:
  200,000    AAA           5.400% due 1/1/03(c)
212,750
  400,000    AAA           5.500% due 1/1/04(c)
427,500
  350,000    A1*       Sacramento Regional Transportation, COP, Series A,
                         6.400% due 3/1/03
385,438
  240,000    AAA       San Francisco Airport Improvement Corp., Lease Revenue,
                         (Escrowed to Maturity with U.S. government securities),
                         8.000% due 7/1/13
301,200
                       San Jose, Airport Revenue:
  500,000    AAA         MBIA-Insured, 5.750% due 3/1/03
540,625
  800,000    AAA         Series 93, FGIC-Insured, 5.400% due 3/1/04(c)
859,000
  450,000    BBB+      Southern California Rapid Transit Authority, District A2,
                         Special Benefit Assessment, 6.100% due 9/1/03
490,500
--------------------------------------------------------------------------------
---------------

4,874,513
--------------------------------------------------------------------------------
---------------
Water and Sewer -- 8.3%
 1,000,000   AAA       El Dorado Public Agency Financing Authority, FGIC-
Insured,
                         5.200% due 2/15/07
1,085,000
 1,000,000   AAA       Modesto Irrigation District Financing Authority Revenue,
                         MBIA-Insured, 5.350% due 10/1/06
1,095,000


                 See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1998
--------------------------------------------------------------------------------


  FACE
 AMOUNT      RATING(a)                      SECURITY
VALUE
================================================================================
===============
Water and Sewer -- 8.3% (continued)
                       Mojave Water District, California Improvement District,
                         (Morongo Basin):
$  250,000   AAA           Escrowed to Maturity with U.S. government securities,
                              6.250% due 9/1/02
$   273,125
   280,000   AAA           Pre-Refunded -- Escrowed with U.S. government
                              securities to 9/1/02 Call @ 102, 6.375% due 9/1/03
311,850
--------------------------------------------------------------------------------
---------------

2,764,975
--------------------------------------------------------------------------------
---------------
                  TOTAL INVESTMENTS -- 100%
                     (Cost -- $31,187,330**)
$33,463,294
================================================================================
===============

(a) All ratings are by Standard & Poor's Ratings Service with the exception of those identified by an asterisk (*) or a double dagger (++), which are rated by Moody's Investor Service, Inc. and Fitch Investor Services, Inc., respectively.
(b) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment advisor to be triple-A rated even if issuer has not applied for new ratings.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(**) Aggregate cost for Federal income tax purpose is substantially the same.

See pages 12 and 13 for definition of ratings and certain security descriptions.



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 11

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
        Capacity to pay interest and repay principal is extremely strong.

AA   -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A    -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investor Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   -- Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A    -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fitch Investor Services, Inc. ("Fitch") -- Ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major ratings categories.

A    -- Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than securities with higher ratings.


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

BBB    -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR     -- Indicates that the bond is not rated by Standard & Poor's, Moody's or
          Fitch.

--------------------------------------------------------------------------------
Short-Term Securities Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- American Municipal Bond Assurance Corporation
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance Company
CONNIE
 LEE    -- College Construction Loan Insurance Association
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
FLAIRS  -- Floating Adjustable Interest Rate Securities
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association

FSA     -- Financial Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCFA    -- Pollution Control Financing Authority
PCR     -- Pollution Control Revenue
RIBS    -- Residual Interest Bonds
VA      -- Veterans Administration
VRDD    -- Variable Rate Daily Demand


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 13

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            November 30, 1998
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost-- $31,187,330)                        $33,463,294
  Interest receivable                                                   479,233
  Receivable for Fund shares sold                                        35,481
-------------------------------------------------------------------------------
  Total Assets                                                       33,978,008
-------------------------------------------------------------------------------
LIABILITIES:
  Payable to bank                                                        40,879
  Investment advisory fees payable                                       15,853
  Administration fees payable                                            10,434
  Distribution fees payable                                               1,634
  Accrued expenses                                                       34,512
--------------------------------------------------------------------------------
  Total Liabilities                                                     103,312
--------------------------------------------------------------------------------
Total Net Assets                                                    $33,874,696
===============================================================================
NET ASSETS:
  Par value of shares of beneficial interest                        $     3,830
  Capital paid in excess of par value                                32,517,861
  Undistributed net investment income                                     2,885
  Accumulated net realized loss from security transactions             (925,844)
  Net unrealized appreciation of investments                          2,275,964
--------------------------------------------------------------------------------
Total Net Assets                                                    $33,874,696
================================================================================
Shares Outstanding:
  Class A                                                             3,199,336
  Class L                                                               595,249
  Class Y                                                                35,275

Net Asset Value:
  Class A (and redemption price)                                          $8.85
  Class L(*)                                                              $8.84
  Class Y (and redemption price)                                          $8.86

Maximum Public Offering Price Per Share:
  Class A (net asset value plus 2.04% of net asset value per share)       $9.03
  Class L (net asset value plus 1.01% of net asset value per share)       $8.93
================================================================================
 (*) Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note 3).


                 See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended November 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest                                                            $ 1,622,065
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)                                      94,197
  Administration fees (Note 3)                                           62,798
  Distribution fees (Note 3)                                             55,537
  Audit and legal                                                        27,401
  Shareholder communications                                             22,769
  Shareholder and system servicing fees                                  21,931
  Trustees' fees                                                         13,536
  Registration fees                                                      13,153
  Pricing service fees                                                    7,166
  Custody                                                                 1,822
  Other                                                                   1,403
--------------------------------------------------------------------------------
  Total Expenses                                                        321,713
  Less: Investment advisory and administration fee waivers (Note 3)     (77,396)
--------------------------------------------------------------------------------
  Net Expenses                                                          244,317
--------------------------------------------------------------------------------
Net Investment Income                                                 1,377,748
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 5):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceed from sales                                                2,421,618
    Cost of securities sold                                           2,381,013
--------------------------------------------------------------------------------
  Net Realized Gain                                                      40,605
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year                                                 1,649,690
    End of year                                                       2,275,964
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                               626,274
--------------------------------------------------------------------------------
Net Gain on Investments                                                 666,879
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 2,044,627
================================================================================


                 See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 15

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended November 30,
--------------------------------------------------------------------------------

                                                                      1998
1997
================================================================================
=============
OPERATIONS:
  Net investment income                                        $ 1,377,748
$ 1,293,429
  Net realized gain from security transactions                      40,605
19,713
  Increase in net unrealized appreciation of investments           626,274
350,069
--------------------------------------------------------------------------------
-------------
  Increase in Net Assets From Operations                         2,044,627
1,663,211
--------------------------------------------------------------------------------
-------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 4):
  Net investment income                                         (1,369,680)
(1,299,901)
--------------------------------------------------------------------------------
-------------
  Decrease in Net Assets From
    Distributions to Shareholders                               (1,369,680)
(1,299,901)
--------------------------------------------------------------------------------
-------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                               7,542,952
5,448,545
  Net asset value of shares issued for
    reinvestment of dividends                                      948,174
918,801
  Cost of shares reacquired                                     (4,632,497)
(4,807,692)
--------------------------------------------------------------------------------
-------------
  Increase in Net Assets From
    Fund Share Transactions                                      3,858,629
1,559,654
--------------------------------------------------------------------------------
-------------
Increase in Net Assets                                           4,533,576
1,922,964
NET ASSETS:
  Beginning of year                                             29,341,120
27,418,156
--------------------------------------------------------------------------------
-------------
  End of year(*)                                               $33,874,696
$29,341,120
================================================================================
=============
(*) Includes undistributed (overdistributed)
      net investment income of:                                     $2,885
$(5,183)
================================================================================
=============

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Smith Barney Intermediate Maturity California Municipals Fund ("Fund") is a separate, non-diversified, investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended,as an open-end management investment company and consists of this Fund and four other separate investment funds:
Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney Mid Cap Blend Fund and Smith Barney S&P 500 Index Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports.

The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to the Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Portfolio Concentration

Since the Fund invests primarily in obligations of issuers within California,it is subject to possible concentration risks associated with economic,political,or legal developments or industrial or regional matters specifically affecting California.


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 17

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3. Investment Advisory Agreement, Administration
   Agreement and Other Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney
Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an investment advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended November 30, 1998, MMC waived investment advisory fees of $46,438.

MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at the annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended November 30, 1998, MMC waived administration fees of $30,958.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as members of the selling group.

On June 12, 1998,the Portfolio's existing Class C shares were renamed Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"),which applies if redemption occurs within the first year of purchase.

For the year ended November 30,1998 SSB received sales charges of $73,000 and $12,000 on sales of the Fund's Class A and L shares,respectively. In addition,CDSCs paid to SSB for Class L shares were approximately $1,000.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A and L shares, calculated at the annual rate of 0.15% of the average daily net assets for each class. In addition,the Fund pays a distribution fee with respect to its Class L shares calculated at the annual rate of 0.20%. For the year ended November 30, 1998, total Distribution Plan fees were:

                                                    Class A        Class L
==========================================================================
Distribution Plan Fees                             $39,973         $15,564
==========================================================================

All officers and one Trustee of the Fund are employees of SSB.


--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

4. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

5. Investments

During the year ended November 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

==============================================================
Purchases                                           $7,126,867
--------------------------------------------------------------
Sales                                                2,421,618
==============================================================

At November 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================
Gross unrealized appreciation                       $2,295,170
Gross unrealized depreciation                          (19,206)
---------------------------------------------------------------
Net unrealized appreciation                         $2,275,964
===============================================================

6. Capital Loss Carryforwards

At November 30, 1998, the Fund had for Federal tax purposes approximately $926,000 of capital loss carryforwards available, subject to certain limitations, to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below:

                                                   11/30/02      11/30/03
=========================================================================
Capital Loss Carryforwards                         $657,000      $269,000
=========================================================================


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 19

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

7. Shares of Beneficial Interest

At November 30, 1998, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At November 30, 1998, total paid-in capital amounted to the following for each class.

                                  Class A          Class L         Class Y
===========================================================================
Total Paid-in Capital         $27,173,226       $5,095,117         $253,348
===========================================================================

Transactions in shares of each class were as follows:

                                Year Ended                 Year Ended
                            November 30, 1998          November 30, 1997
                         -----------------------     -----------------------
                          Shares        Amount       Shares         Amount
============================================================================
Class A
Shares sold              571,108     $ 5,019,763     474,080     $ 4,054,918
Shares issued on
  reinvestment            91,477         800,601      94,422         805,955
Shares redeemed         (424,495)     (3,722,275)   (477,346)     (4,081,984)
----------------------------------------------------------------------------
Net Increase             238,090     $ 2,098,089      91,156     $   778,889
============================================================================
Class L+
Shares sold              288,836     $ 2,523,189     162,920     $ 1,393,627
Shares issued on
  reinvestment            15,296         133,771      12,138         103,598
Shares redeemed         (104,394)       (910,222)    (84,783)       (725,708)
----------------------------------------------------------------------------
Net Increase             199,738     $ 1,746,738      90,275     $   771,517
============================================================================
Class Y
Shares sold                 --              --          --              --
Shares issued on
  reinvestment             1,575     $    13,802       1,598     $     9,248
Shares redeemed             --              --          --              --
----------------------------------------------------------------------------
Net Increase               1,575     $    13,802       1,598     $     9,248
============================================================================
+ On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended November 30:


Class A Shares                                       1998           1997
1996           1995           1994
================================================================================
=====================================
Net Asset Value, Beginning of Year                  $8.66          $8.55
$8.53          $7.80          $8.50
--------------------------------------------------------------------------------
-------------------------------------
Income (Loss) From Operations:
  Net investment income (1)                          0.39           0.40
0.40           0.40           0.39
  Net realized and unrealized gain (loss)            0.19           0.11
0.02           0.73          (0.69)
--------------------------------------------------------------------------------
-------------------------------------
Total Income (Loss) From Operations                  0.58           0.51
0.42           1.13          (0.30)
--------------------------------------------------------------------------------
-------------------------------------
Less Distributions From:
  Net investment income                             (0.39)         (0.40)
(0.40)         (0.40)         (0.39)
  Net realized gains                                  --             --
--             --           (0.01)
--------------------------------------------------------------------------------
-------------------------------------
Total Distributions                                 (0.39)         (0.40)
(0.40)         (0.40)         (0.40)
--------------------------------------------------------------------------------
-------------------------------------
Net Asset Value, End of Year                        $8.85          $8.66
$8.55          $8.53          $7.80
--------------------------------------------------------------------------------
-------------------------------------
Total Return                                         6.78%          6.13%
5.05%         14.84%         (3.65)%
--------------------------------------------------------------------------------
-------------------------------------
Net Assets, End of Year (000s)                    $28,303        $25,630
$24,537        $26,211        $25,359
--------------------------------------------------------------------------------
-------------------------------------
Ratios to Average Net Assets:
  Expenses (1)                                       0.75%          0.75%
0.77%          0.75%          0.75%
  Net investment income                              4.45           4.65
4.69           4.89           4.73
--------------------------------------------------------------------------------
-------------------------------------
Portfolio Turnover Rate                                 8%             9%
15%             8%            39%
================================================================================
=====================================

(1) The investment adviser and administrator waived all or part of their fees for each of the five years ended November 30, 1998. In addition, the investment adviser reimbursed the Fund for $75,189 in expenses for the year ended November 30, 1996. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                             Expense Ratios
                    Per Share Decreases to                Without Fee Waivers
                    Net Investment Income                 and Reimbursements
              -------------------------------        ---------------------------
-
              1998   1997   1996   1995   1994       1998  1997  1996  1995
1994
             -----  -----  -----  -----  -----       ----  ----  ----  ----  ---
-
 Class A     $0.02  $0.03  $0.07  $0.03  $0.04       1.00% 1.12% 1.54% 1.16%
1.24%


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 21

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended November 30:


Class L Shares(1)                            1998          1997          1996
1995       1994(2)
================================================================================
=========================
Net Asset Value, Beginning of Year          $8.65         $8.54         $8.52
$7.80      $7.76
--------------------------------------------------------------------------------
-------------------------
Income From Operations:
  Net investment income (3)                  0.37          0.38          0.38
0.38       0.01
  Net realized and unrealized gain           0.19          0.11          0.02
0.72       0.05(*)
--------------------------------------------------------------------------------
-------------------------
Total Income From Operations                 0.56          0.49          0.40
1.10       0.06
--------------------------------------------------------------------------------
-------------------------
Less Distributions From:
  Net investment income                     (0.37)        (0.38)        (0.38)
(0.38)     (0.02)
--------------------------------------------------------------------------------
-------------------------
Total Distributions                         (0.37)        (0.38)        (0.38)
(0.38)     (0.02)
--------------------------------------------------------------------------------
-------------------------
Net Asset Value, End of Year                $8.84         $8.65         $8.54
$8.52      $7.80
--------------------------------------------------------------------------------
-------------------------
Total Return                                 6.57%         5.92%         4.84%
14.36%      0.72%++
--------------------------------------------------------------------------------
-------------------------
Net Assets, End of Year (000s)             $5,260        $3,419        $2,607
$2,254        $45
--------------------------------------------------------------------------------
-------------------------
Ratios to Average Net Assets:
  Expenses (3)                               0.97%         0.96%         0.98%
0.98%      0.95%+
  Net investment income                      4.22          4.44          4.48
4.54       4.53+
--------------------------------------------------------------------------------
-------------------------
Portfolio Turnover Rate                         8%            9%           15%
8%        39%
================================================================================
=========================

(1)  On June 12, 1998, Class C shares were renamed Class L shares.
(2)  For the period from November 8, 1994 (inception date) to November 30, 1994.
(3) The investment adviser and administrator waived all or part of their fees for each of the four years ended November 30, 1998 and the period ended November 30, 1994. In addition, the investment adviser reimbursed the Fund for $75,189 in expenses for the year ended November 30, 1996. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                Expense Ratios
                      Per Share Decreases to                 Without Fee Waivers
                      Net Investment Income                   and Reimbursements
                 --------------------------------          ---------------------
-------
                 1998  1997   1996   1995    1994          1998  1997  1996
1995  1994
                 ----  ----   ----   ----    ----          ----  ----  ----  ---
-  ----
   Class L      $0.02  $0.03  $0.07  $0.03  $0.00(*)       1.21% 1.33% 1.75%
1.39% 1.44%+

(*) The amount in this caption for each share outstanding throughout the period may not accord with the change in aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended November 30:


Class Y Shares                             1998        1997       1996
1995(1)
================================================================================
====
Net Asset Value, Beginning of Year        $8.66       $8.56       $8.54
$8.39
--------------------------------------------------------------------------------
----
Income From Operations:
  Net investment income (2)                0.41        0.41        0.41
0.09
  Net realized and unrealized gain         0.19        0.11        0.02
0.15
--------------------------------------------------------------------------------
----
Total Income From Operations               0.60        0.52        0.43
0.24
--------------------------------------------------------------------------------
----
Less Distributions From:
  Net investment income                   (0.40)      (0.42)      (0.41)
(0.09)
--------------------------------------------------------------------------------
----
Total Distributions                       (0.40)      (0.42)      (0.41)
(0.09)
--------------------------------------------------------------------------------
----
Net Asset Value, End of Year              $8.86       $8.66       $8.56
$8.54
--------------------------------------------------------------------------------
----
Total Return                               7.09%       6.20%       5.22%
2.92%++
--------------------------------------------------------------------------------
----
Net Assets, End of Year (000s)             $312        $292        $274
$261
--------------------------------------------------------------------------------
----
Ratios to Average Net Assets:
  Expenses (2)                             0.57%       0.56%       0.59%
0.58%+
  Net investment income                    4.62        4.84        4.87
4.74+
--------------------------------------------------------------------------------
----
Portfolio Turnover Rate                       8%          9%         15%
8%
================================================================================
====

(1)  For the period from September 8, 1995 (inception date) to November 30,
     1995.
(2) The investment adviser and administrator waived all or part of their fees for each of the three years ended November 30, 1998 and the period ended November 30, 1995. In addition, the investment adviser reimbursed the Fund for $75,189 in expenses for the year ended November 30, 1996. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                            Expense Ratios
                      Per Share Decrease to               Without Fee Waivers
                      Net Investment Income               and Reimbursements
                  -----------------------------      ---------------------------
--
                  1998     1997    1996    1995      1998    1997     1996
1995
                  ----     ----    ----    ----      ----    ----     ----    --
--
    Class Y      $0.02    $0.03   $0.07   $0.03     0.82%   0.94%    1.36%
0.99%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 23

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Intermediate Maturity California Municipals Fund of Smith Barney Investment Trust as of November 30, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 1994 were audited by other auditors whose report thereon, dated January 25, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Intermediate Maturity California Municipals Fund of Smith Barney Investment Trust as of November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.

                                                        KPMG LLP

New York, New York
January 15, 1999


--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes, the Fund hereby designates for the fiscal year ended November 30, 1998:

     --100% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 25

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

   On February 6, 1998 a special meeting of shareholders of the Trust was held for the purpose of voting on the following matters:

     1.   To elect Trustees of the Trust; and
     2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

     The results of the vote on Proposal 1 were as follows:

                              Shares Voted         Percentage        Shares
Voted        Percentage
Name of Directors                 For             Shares Voted         Against
Shares Voted
================================================================================
====================
Herbert Barg                 22,978,059.782          97.961%         478,327.074
2.039%
Alfred J. Bianchetti         22,968,583.475          97.920          487,803.381
2.080
Martin Brody                 22,972,548.241          97.937          483,838.615
2.063
Dwight B. Crane              23,013,405.483          98.111          442,981.373
1.889
Burt N. Dorsett              23,007,677.873          98.087          448,708.983
1.913
Elliot S. Jaffe              22,981,247.160          97.974          475,139.696
2.026
Stephen E. Kaufman           22,999,681.445          98.053          456,705.411
1.947
Joseph J. McCann             23,011,195.450          98.102          445,191.406
1.898
Heath B. McLendon            23,010,138.021          98.098          446,248.835
1.902
Cornelius C. Rose, Jr.       23,006,201.971          98.081          450,184.885
1.919
================================================================================
====================

   Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart demonstrates that all proposals were approved by shareholders.

   Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

========================================================================
"E" Ability to Pledge Assets                                    Approved
------------------------------------------------------------------------
"M" Underwriting of Securities                                  Approved
------------------------------------------------------------------------
"M" Lending by the Fund                                         Approved
------------------------------------------------------------------------
"M" Real Estate                                                 Approved
------------------------------------------------------------------------
"R" Margin and the Short Sales of Securities                    Approved
------------------------------------------------------------------------
"E" Purchases of Certain Securities                             Approved
------------------------------------------------------------------------
"R" Investments in Oil, Gas and Mineral Exploration             Approved
------------------------------------------------------------------------
"R" Options                                                     Approved
------------------------------------------------------------------------
"M" Industry Concentration                                      Approved
------------------------------------------------------------------------
"M" Borrowing                                                   Approved
========================================================================


--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (continued)
--------------------------------------------------------------------------------

   The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all proposals.

                 Percentage                   Percentage
Percentage
  Shares Voted    of Shares    Shares Voted    of Shares     Shares       of
Shares
      For          Voted        Against         Voted       Abstaining
Abstained
================================================================================
====
  1,574,087.901    88.256%      78,648.951      4.410%      130,812.843
7.334%
================================================================================
====


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 27

                     [This page intentionally left blank]

SalomonSmithBarney
---------------------------
A member of citigroup[LOGO]

Trustees

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser and
Administrator

Mutual Management Corp.

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Shareholder
Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Intermediate Maturity California Municipals Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Intermediate Maturity
California Municipals Fund
388 Greenwich Street
New York, New York 10013

www.smithbarney.com

FD0310 1/99

        [GRAPHIC]

        Smith Barney
        Intermediate
        Maturity New York
        Municipals Fund

        ANNUAL REPORT

        November 30, 1998


[LOGO]  Smith Barney Mutual Funds
        Investing for your future.
        Every day.(R)

Smith Barney
Intermediate
Maturity New York
Municipals Fund

[PHOTO]        [PHOTO]

HEATH B.       PETER M.
MCLENDON       COFFEY
Chairman       Vice President and
               Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Intermediate Maturity New York Municipals Fund ("Fund") for the year ended November 30, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance and current holdings can be found in the appropriate sections that follow.


Fund's Performance and Investment Strategy

For the year ended November 30, 1998, the Class A shares of the Fund generated a total return of 7.01% and outperformed its Lipper Analytical Services Inc. intermediate-term municipals peer group average total return of 6.56% for the same period. (Lipper is an independent fund-tracking organization.)

In addition, the Fund paid income dividends totaling $0.40 per Class A share during the reporting period. Based on a net asset value ("NAV") of $8.76 and a current monthly income dividend rate of $0.033 per Class A share, this equates to an annualized distribution rate of 4.52%. For a New York resident in the combined state and federal income tax bracket of 40.6%, the Fund's tax-free yield of 4.52% is equivalent to a taxable yield of 7.61%. (This figure assumes an investor is in the federal income tax bracket of 36%.) For performance information on the Fund's Class L shares, please turn to pages five and six.

We have maintained our emphasis on higher-quality municipal bonds because we believe lower-rated issues offer little advantage for the extra risks taken. As of November 30, 1998, 96.7% of the Fund's holdings were rated investment grade with 45.8% of these investments rated triple-A, the highest rating.

As an intermediate-term municipal bond fund, the weighted average maturity of the Fund's securities will normally not exceed ten years. In keeping with our generally positive outlook, we have maintained a well-diversified, laddered


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                    1
maturity structure in the Fund and an average weighted maturity of approximately
9.3 years as of November 30, 1998.

The Fund's investment objective is to provide New York investors with as high a level of current income exempt from federal income taxes and New York State and New York City personal income tax as is consistent with the preservation of capital.

We continue to follow an investment strategy that emphasizes high-quality issues, good call protection and broad sector diversification. Generally, we focus on the coupon, maturity and call features of the Fund's holdings rather than the specific purpose for which the bond is being issued. As of November 30, 1998, the Fund's assets were diversified over the following sectors: education bonds (20.5%), hospital bonds (15.9%) and transportation bonds (13.2%).


New York Economic Highlights

Economic recovery continued in New York State, driven mostly by a booming downstate economy. Employment in New York City grew at its fastest pace in decades accompanied by real gains in wages. The service sector, especially financial services and tourism industries, continues to fuel the economic expansion in New York. In addition, the tremendous success of Wall Street in recent years has helped revive a previously floundering real estate market and has also led to higher spending in the adjacent suburbs. As a result of the increased economic activity, New York City generated a record budget surplus of $2.1 billion in fiscal year 1998.

Nonetheless, the Empire State may soon be feeling the effects of the spreading global deflationary pressures. A number of prominent Wall Street firms have already reported diminished earnings and downsizing as a direct result of recent market turmoil. Although we expect New York City to experience declining revenues, it should not result in budget shortfalls as in previous market downturns because New York City officials have already begun to lower their financial forecasts. Because so much of the New York City's financial health, and therefore the entire State, rests on the success of Wall Street, its near-term prospects should be closely tied to the resolution of current market unrest. However, despite the fact that the State's fortunes are closely tied to one industry, we continue to be somewhat optimistic on New York's financial future.


Market Update

Municipal bond yields remained relatively flat during the reporting period as an unusually heavy new issuance volume outpaced the demand for tax-exempt investments. Low inflation, declining interest rates and a healthy U.S. economy


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders
helped to fill state and local coffers and encouraged many of these issuers to take advantage of historically low interest rates.

In contrast, U.S. Treasury bond yields fell dramatically over the course of the Fund's fiscal year as many investors sought shelter from troubled overseas markets. More than a year after the Asian crisis first broke, key Asian economies, including Japan, have yet to deliver the necessary reforms to restore investor confidence in the region. Moreover, the sudden collapse of Russia's currency last summer cast a pall over other developing economies as fears of a similar crisis in Brazil began to surface. As a result of this shift in investor sentiment, long-term U.S. Treasury bonds fell roughly 1% in the past year.

Because foreign investors, who do not benefit from tax-free bonds, were large buyers of these U.S. Treasury bonds, the precipitous drop in their yields was not followed in the municipal bond market. Under more typical market conditions, municipal bonds generally yield roughly 85% of similar-maturity U.S. Treasury securities. However, during the period, long-term municipal bonds yielded as much as 100% of U.S. Treasury bonds. (As of November 30, 1998, 10-year municipal bonds yielded approximately 93% of 10-year U.S. Treasury securities.)

In order to help keep the U.S. economy moving, the Federal Reserve Board ("Fed") lowered short-term interest rates by 0.75% in a series of actions over the course of several weeks. Fed chairman Alan Greenspan cited a spreading credit crunch as the major reason for monetary policy change. Growing uncertainties in the world's financial markets caused many creditors to avoid any perception of risk and many high-quality companies suddenly encountered difficulty in securing financing. The latest actions taken by the Fed helped calm concerned investors and provided more liquidity in the banking system.


Municipal Bond Market Outlook

We believe that the lack of inflationary pressures and a healthy but slowing U.S. economy should continue to provide favorable conditions for municipal bonds. Moreover, ongoing global weakness and falling commodity prices should help to offset any upward wage pressures. In addition, the introduction of the Euro could somewhat weaken U.S. Treasury security prices and bring them closer to their historical norm relative to other fixed income investments. However, we also expect that the heavy municipal bond issuance volume will likely continue in the coming year to meet the demand for infrastructure improvements. We remain positive on the prospects for municipal bonds and believe the Fund is well positioned for the coming months.


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                    3

In closing, thank you for your investment in the Smith Barney Intermediate Maturity New York Municipals Fund. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon         /s/ Peter M. Coffey

Heath B. McLendon             Peter M. Coffey
Chairman                      Vice President and
                              Investment Officer

December 30, 1998


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance--Class A Shares
--------------------------------------------------------------------------------

                     Net Asset Value
                    ------------------
                    Beginning    End       Income     Capital Gain     Total
Year Ended           of Year   of Year   Dividends   Distributions   Returns(1)
================================================================================
11/30/98              $8.57     $8.76       $0.40       $0.00          7.01%
--------------------------------------------------------------------------------
11/30/97               8.47      8.57        0.41        0.00          6.23
--------------------------------------------------------------------------------
11/30/96               8.48      8.47        0.41        0.00          4.85
--------------------------------------------------------------------------------
11/30/95               7.80      8.48        0.41        0.00         14.31
--------------------------------------------------------------------------------
11/30/94               8.54      7.80        0.40        0.02         (3.97)
--------------------------------------------------------------------------------
11/30/93               8.18      8.54        0.40        0.02          9.76
--------------------------------------------------------------------------------
Inception*-11/30/92    7.90      8.18        0.38        0.00          8.59+
================================================================================
Total                                       $2.81       $0.04
================================================================================

--------------------------------------------------------------------------------
Historical Performance--Class L Shares/(2)/
--------------------------------------------------------------------------------

                     Net Asset Value
                    ------------------
                    Beginning    End       Income     Capital Gain     Total
Year Ended           of Year   of Year   Dividends   Distributions   Returns(1)
================================================================================
11/30/98              $8.57     $8.76       $0.38       $0.00          6.79%
--------------------------------------------------------------------------------
11/30/97               8.47      8.57        0.39        0.00          6.00
--------------------------------------------------------------------------------
11/30/96               8.48      8.47        0.39        0.00          4.64
--------------------------------------------------------------------------------
Inception*-11/30/95    7.87      8.48        0.38        0.00         13.01+
================================================================================
Total                                       $1.54       $0.00
================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                         Without Sales Charge(1)
                                                       ------------------------
                                                       Class A        Class L(2)
================================================================================
Year Ended 11/30/98                                      7.01%          6.79%
--------------------------------------------------------------------------------
Five Years Ended 11/30/98                                5.52           N/A
--------------------------------------------------------------------------------
Inception* through 11/30/98                              6.63           7.57
================================================================================

                                                          With Sales Charge(3)
                                                       ------------------------
                                                       Class A        Class L(2)
================================================================================
Year Ended 11/30/98                                      4.93%          4.68%
--------------------------------------------------------------------------------
Five Years Ended 11/30/98                                5.11           N/A
--------------------------------------------------------------------------------
Inception* through 11/30/98                              6.32           7.30
================================================================================


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                    5

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                         Without Sales Charge(1)
================================================================================
Class A (Inception*   through 11/30/98)                          55.95
--------------------------------------------------------------------------------
Class L (Inception*   through 11/30/98)(2)                       33.86
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class L shares.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.00% and Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from initial purchase.
*    Inception dates for Class A and L shares are December 31, 1991 and
     December 5, 1994, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

              Growth of $10,000 Invested in Class A Shares of the
          Smith Barney Intermediate Maturity New York Municipals Fund
               vs. Lehman Brothers 10 Year Municipal Bond Index
           and Lipper Analytical Services, Inc. Peer Group Average+

================================================================================

                        December 1991 -- November 1998

                                 [LINE CHART]

              Smith Barney               Lehman Brothers
            Intermediate Maturity       10 Year Municipal       Lipper Peer
           New York Municipals Fund         Bond Index         Group Average
--------------------------------------------------------------------------------
12/31/91          9,802                      10,000                10,000
   11/92         10,644                      10,767                10,685
   11/93         11,683                      12,028                11,625
   11/94         11,219                      11.491                11,230
   11/95         12,824                      13,623                12,796
   11/96         13,447                      14,394                13,383
   11/97         14,284                      15,410                14,134
11/30/98         15,285                      16,660                15,054
--------------------------------------------------------------------------------

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on December 31, 1991, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 1998. The Lehman Brothers 10 Year Municipal Bond Index is a broad-based index comprised of approximately 5,200 bonds totaling approximately $63 billion in market capitalization. The bonds are all municipal bonds with an average maturity of 9.8 years, an average yield of 4.93% and a duration of 7.08 years. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The Lipper Analytical Services, Inc. ("Lipper") Peer Group Average is an average of the Fund's peer group of mutual funds (20 funds as of November 30, 1998) investing in intermediate maturity New York tax-exempt bonds. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                    7

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                               November 30, 1998
--------------------------------------------------------------------------------

Industry Breakdown

                                  [PIE CHART]

                     Education                       20.5%
                     General Obligation              13.0%
                     Government Facilities            6.1%
                     Hospitals                       15.9%
                     Industrial Development           6.9%
                     Other                           11.5%
                     Pollution Control                4.3%
                     Transportation                  13.2%
                     Finance                          3.2%
                     Water & Sewer                    5.4%


Summary of Investments by Combined Ratings

                                            Standard &       Percentage of
 Moody's                and/or                Poor's       Total Investments
--------------------------------------------------------------------------------
  Aaa                                          AAA               45.8%
  Aa                                            AA               16.5
  A                                             A                15.5
  Baa                                          BBB               18.9
  NR                                            NR                3.3
                                                                -----
                                                                100.0%
                                                                =====

--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        November 30, 1998
--------------------------------------------------------------------------------

  FACE
 AMOUNT   RATING(a)                SECURITY
VALUE
================================================================================
================
Education -- 20.5%
$  400,000   AAA       Albany City School District, Series B, MBIA-Insured,
                         6.000% due 12/15/00
$   420,500
   200,000   AAA       Canandaigua City School District, AMBAC-Insured,
                         6.400% due 6/1/99 (b)
203,212
   200,000   AAA       Central Square Central School District, FGIC-Insured,
                         6.500% due 6/15/99
203,480
 1,000,000   Baa1*     City University of New York COP, John Jay College,
                         6.000% due 8/15/06
1,113,750
   860,000   Aaa*      Huntington Union Free School District, FGIC-Insured,
                         5.500% due 7/15/11
950,300
                       Nassau County Industrial Development Agency,
                         Civic Facility Revenue, Refunded,
                         (Hofstra University Project), MBIA-Insured:
 1,250,000   AAA           5.250% due 7/1/13
1,332,812
 1,000,000   AAA           5.250% due 7/1/14
1,060,000
 2,000,000   AAA       New York Educational Construction Fund, Series A,
                         MBIA-Insured, 6.500% due 4/1/04 (b)
2,245,000
                       New York State Dormitory Authority, Revenue Bonds:
   500,000   AAA         College and University Educational Loan, MBIA-Insured,
                           6.200% due 7/1/01 (c)
529,375
   940,000   Aaa*        New York Law School, AMBAC-Insured,
                           5.200% due 7/1/08
1,015,200
   630,000   Aaa*        Nyack Union Free School District, FGIC-Insured,
                           5.250% due 12/15/15
674,100
 1,100,000   AA          Saint Thomas Aquinas, 5.000% due 7/1/14
1,100,000
 1,000,000   A-          State University Educational Facilities,
                           5.000% due 5/15/10
1,037,500
   100,000   AAA       Wappingers Central School District, AMBAC-Insured,
                           6.250% due 12/1/99
103,320
--------------------------------------------------------------------------------
----------------

11,988,549
--------------------------------------------------------------------------------
----------------
Finance -- 3.2%
                       City of Troy Municipal Assistance Corp., MBIA-Insured:
 1,080,000   AAA         Series A, 5.000% due 1/15/08
1,140,750
 1,990,000   AAA         Series B, zero coupon bond to yield
                           5.945% due 1/15/19
718,887
--------------------------------------------------------------------------------
----------------

1,859,637
--------------------------------------------------------------------------------
----------------
General Obligation -- 13.0%
                       Buffalo GO:
   100,000   AAA         FGIC-Insured, 5.800% due 2/1/00
102,750
   205,000   AAA         Series A, MBIA-Insured, 5.900% due 4/1/01
215,506
   385,000   AAA         Series B, MBIA-Insured, 5.900% due 4/1/01
404,731
   250,000   AAA       Erie County Public Improvement Project GO, FGIC-Insured,
                         5.500% due 1/15/00
255,625
   495,000   Baa*      Jamestown GO, Series A, 7.000% due 3/15/00
515,419


                 See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                    9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1998
--------------------------------------------------------------------------------

  FACE
 AMOUNT   RATING(a)                SECURITY
VALUE
================================================================================
================
General Obligation -- 13.0% (continued)
$1,000,000   AA        Monroe County Public Improvement Project GO, Series A,
                         6.000% due 3/1/18
$1,160,000
 1,000,000   AAA       Nassau County GO, Combined Sewer District, Series E,
                         MBIA-Insured, 5.400% due 5/1/10
1,087,500
                       New York City GO:
 2,000,000   A-          Series A, 7.000% due 8/1/04 (b)
2,277,500
   325,000   A-          Series B, 6.250% due 10/1/01
346,531
   175,000   A-          Series B, (Escrowed to maturity with U.S. government
                           securities), 6.250% due 10/1/01 (d)
187,031
   435,000   AAA       Niagara County GO, Environmental Infrastructure,
                         Series A, MBIA-Insured, 5.250% due 8/15/13
465,994
                       Oyster Bay GO:
   425,000   A1*           5.000% due 2/1/14
441,469
   150,000   AAA         FGIC-Insured, Series C, 6.300% due 10/1/99
154,072
--------------------------------------------------------------------------------
----------------

7,614,128
--------------------------------------------------------------------------------
----------------
Government Facilities -- 6.1%
   735,000   AA        New York State Dormitory Authority, Revenue Bonds,
                         Court Facilities, Westchester County,
                         5.250% due 8/1/17
755,212
                       New York State Urban Development, Correctional
Facilities:
   595,000   BBB+        Series 3, 6.800% due 1/1/00
614,611
 1,900,000   BBB+        Series A, 6.500% due 1/1/09
2,204,000
--------------------------------------------------------------------------------
----------------

3,573,823
--------------------------------------------------------------------------------
----------------
Hospitals -- 15.9%
     5,000   B1*       Monroe County IDA, Genesee Hospital, Series A,
                         6.500% due 11/1/99
5,061
                       New York State Dormitory Authority, Revenue Bonds:
   190,000   AA          Genessee Valley, Series B, FHA-Insured,
                           6.300% due 8/1/02
205,913
 1,500,000   AA          Good Samaritan Hospital, 5.500% due 7/1/10
1,631,250
   885,000   AAA         Long Beach Medical Center, MBIA/FHA-Insured,
                           5.550% due 8/1/15
930,356
 1,000,000   A-          Mental Health Services, 6.000% due 2/15/12
1,126,250
   685,000   AAA         Municipal Health Facilities Improvement Project,
                           Series 1, 5.000% due 1/15/17
686,713
 1,000,000   AA          New York and Presbyterian Hospital, 5.500% due 8/1/11
1,101,250
   500,000   Baa2*         Nyack Hospital, Series A, 6.250% due 7/1/13
543,125
 1,000,000   AAA         Presbyterian Hospital, Series A, AMBAC/FHA-Insured,
                           Series A, 5.500% due 2/15/02
1,095,000
                       New York State Medical Care Facilities, Revenue Bonds:
   725,000   A-          Health Services Facility, 6.100% due 2/15/02
772,125
                         Methodist Hospital, FHA-Insured:
   390,000   AA            Series A, 6.000% due 8/15/02
416,325
   270,000   AA            Series C, 5.900% due 8/15/02
280,125

                 See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1998
--------------------------------------------------------------------------------

  FACE
 AMOUNT   RATING(a)                SECURITY
VALUE
================================================================================
================
Hospitals -- 15.9% (continued)
$  500,000   BBB       Port Jervis IDA, Franciscan Health Partnership,
                         5.200% due 11/1/08
$  515,000
--------------------------------------------------------------------------------
----------------

9,308,493
--------------------------------------------------------------------------------
----------------
Housing: Multi-Family -- 2.6%
 1,000,000   AA        New York State Housing Corp., (Battery Park City
Project),
                         6.000% due 11/1/03
1,077,500
   425,000   Aa*       North Tonawanda Housing Development Corp.,
                         Mortgage Revenue, Bishop Gibbons, Series B,
                         FHA-Insured, 6.350% due 12/15/02
453,156
--------------------------------------------------------------------------------
----------------

1,530,656
--------------------------------------------------------------------------------
----------------
Industrial Development -- 6.9%
   535,000   A         Amherst Industrial Development Agency, Lease Revenue,
                         Multi-Surface Rink Complex, Series A, LOC Keybank,
                         5.050% due 10/1/05
548,375
   500,000   Baa3*     New York City IDA, Civil Facilities Revenue,
                         (YMCA Greater NY Project), 6.000% due 8/1/07
549,375
 1,000,000   A         Syracuse Industrial Development Agency,
                         Civic Facilities Revenue, (Crouse Health Inc. Project),
                         5.000% due 1/1/10
1,003,750
                       Westchester County IDA:
 1,000,000   AAA         Resource Recovery Revenue, (Westchester Resco Co.
                           Project), AMBAC-Insured, 6.000% due 7/1/09 (c)
1,132,500
   790,000   NR          Revenue Bonds, (AGR Realty Co. Project),
                           5.750% due 1/1/02
812,713
--------------------------------------------------------------------------------
----------------

4,046,713
--------------------------------------------------------------------------------
----------------
Life Care Systems -- 2.5%
   750,000   AA        New York State Dormitory Authority Revenue,
                         Hebrew Home for the Aged, FHA-Insured,
                         5.625% due 2/1/17
802,500
   610,000   AA        Oswego County Industrial Development Agency,
                         Civic Facility Revenue, (Seneca Hill Project), Series
A,
                         FHA-Insured, 5.550% due 8/1/22
632,113
--------------------------------------------------------------------------------
----------------

1,434,613
--------------------------------------------------------------------------------
----------------
Miscellaneous -- 3.0%
   500,000   A         Capital District Youth Center Lease Revenue,
                         LOC Key Bank, 6.000% due 2/1/17
525,625
                       New York State Municipal Bond Bank Agency,
                         Special Program Revenue:
   925,000   BBB+          Buffalo, Series A, 6.500% due 3/15/00
953,906
   250,000   AAA           Rochester, Series A, 6.300% due 3/15/00
259,375
--------------------------------------------------------------------------------
----------------

1,738,906
--------------------------------------------------------------------------------
----------------

                 See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1998
--------------------------------------------------------------------------------

  FACE
 AMOUNT   RATING(a)                SECURITY
VALUE
================================================================================
================
Pollution Control -- 4.3%
$  750,000   A3(*)     Essex County Industrial Development Agency,
                         Pollution Control Revenue,  5.700% due 7/1/16
$ 795,000
                       New York State Environmental Facilities Corp., PCR:
    55,000   Baa1(*)     Resource Recovery Revenue, (Huntington Project),
                           7.375% due 10/1/99 (c)
56,297
   500,000   AAA         Series A, 5.950% due 3/15/02
534,375
   245,000   Baa3(*)   North Country Development Authority,
                         Solid Waste Management Systems Revenue,
                         Series A, 6.500% due 7/1/01
254,685
   800,000   Baa3(*)   Oneida-Herkimer Solid Waste Management Authority,
                         6.300% due 4/1/01
848,000
--------------------------------------------------------------------------------
----------------

2,488,357
--------------------------------------------------------------------------------
----------------
Pre-Refunded(d) -- 1.0%
   240,000   AAA       New York, Series D, (Call 2/1/02 @ 101.5),
                         7.700% due 2/1/11
272,100
   295,000   Baa3(*)   North Country Development Authority,
                         Solid Waste Management Systems Revenue, Series A,
                        (Call 7/1/99 @ 102), 6.500% due 7/1/01
306,747
--------------------------------------------------------------------------------
----------------

578,847
--------------------------------------------------------------------------------
----------------
Public Facilities -- 1.1%
   600,000   AAA       Puerto Rico Public Buildings Authority, Public Education
                         and Health Facilities Refunding, Series K, FGIC-
Insured,
                         6.000% due 7/1/01
636,000
--------------------------------------------------------------------------------
----------------
Transportation -- 13.2%
   560,000   BBB       Guam Transportation Authority Revenue, Series A,
                         5.700% due 10/1/01
581,000
   670,000   AAA       Islip Airport Improvement, Series B, FSA-Insured,
                         5.000% due 1/15/12 (c)
685,075
   200,000   BBB+      Metropolitan Transportation Authority, New York
                         Service Contract, Transit Facilities, Series 5,
                         6.250% due 7/1/99
203,458
 1,000,000   BBB+      New York State Thruway Authority, Service Contract,
                         Local Highway and Bridges, 6.000% due 4/1/02
1,061,250
   600,000   AAA       Niagara Falls Bridge Commission Toll Revenue,
                         Series B, FGIC-Insured, 5.250% due 10/1/15
638,250
 2,000,000   AAA       Niagara Frontier Transportation Authority,
                         Greater Buffalo International Airport, Series B,
                         AMBAC-Insured, 5.750% due 4/1/04 (c)
2,160,000
 1,000,000   NR        Port Authority of New York & New Jersey, Revenue Bonds,
                         6.750% due 10/1/11 (c)
1,122,500
   670,000   Baa1*     Syracuse COP, Hancock International Airport,
                         6.300% due 1/1/02 (c)
712,713

                 See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1998
--------------------------------------------------------------------------------

  FACE
 AMOUNT   RATING(a)                SECURITY
VALUE
================================================================================
================
Transportation -- 13.2% (continued)
$  500,000   AAA       Triborough Bridge & Tunnel Authority, Special Obligation
                         Refunding, Series A, MBIA-Insured, 6.100% due 1/1/00
$   514,045
--------------------------------------------------------------------------------
----------------

7,678,291
--------------------------------------------------------------------------------
----------------
Utilities -- 1.3%
   500,000   AAA       Long Island Power Authority, Electric System Revenue,
                         MBIA-Insured, 5.125% due 4/1/12
521,875
   250,000   AAA       New York State Power Authority Revenue & General
                         Purpose, Series Z, (Escrowed to maturity with
                         U.S. government securities), 5.850% due 1/1/00
256,688
--------------------------------------------------------------------------------
----------------

778,563
--------------------------------------------------------------------------------
----------------
Water & Sewer -- 5.4%
   500,000   AAA       New York City Municipal Water Financing Authority,
                         Water and Sewer System Revenue, FGIC-Insured,
                         3.300% due 6/15/24 (e)
500,000
 1,390,000   AAA       Suffolk County Southwest Sewer District GO,
                         MBIA-Insured, 6.000% due 2/1/07
1,568,963
 1,000,000   AAA       Suffolk County Water Authority, Waterworks Revenue,
                         MBIA-Insured, 5.100% due 6/1/09
1,070,000
--------------------------------------------------------------------------------
----------------

3,138,963
--------------------------------------------------------------------------------
----------------
                       TOTAL INVESTMENTS -- 100%
                       (Cost-- $55,162,955**)
$58,394,539
================================================================================
================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) are rated by Moody's Investors Service Inc.
(b)  Security segregated by Custodian for open purchase commitment.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if the issuer has not applied for new ratings.
(e) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 14 and 15 for definition of ratings and certain security descriptions.


                 See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   13

--------------------------------------------------------------------------------
Bond ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   --Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
        Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa   --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A     --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B     --Bonds rated "B" generally lack characteristics of desirable investments.
        Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond ratings (unaudited) (continued)
--------------------------------------------------------------------------------

Fitch IBCA, Inc. ("Fitch") -- Ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major ratings categories.

A     --Bonds which are rated "A" are considered to be investment grade and of high quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.

BBB -- Bonds which are rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds or preferred will fall below investment grade is higher than for securities with higher ratings.

NR    --Indicates that the bond is not rated by Standard & Poor's, Moody's or
        Fitch.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG    --Association of Bay Area Governments
AIG     --American International Guaranty
AMBAC   --American Municipal Bond Assurance Corporation
BIG     --Bond Investors Guaranty
CGIC    --Capital Guaranty Insurance Company
COP     --Certificate of Participation
EDA     --Economic Development Authority
FGIC    --Financial Guaranty Insurance Company
FHA     --Federal Housing Administration
FHLMC   --Federal Home Loan Mortgage Corporation
FLAIRS  --Floating Adjustable Interest Rate Securities
FNMA    --Federal National Mortgage Association
FSA     --Financial Security Assurance
GIC     --Guaranteed Investment Contract
GNMA    --Government National Mortgage Association
GO      --General Obligation
HFA     --Housing Finance Authority
IDA     --Industrial Development Authority
IDB     --Industrial Development Board
IDR     --Industrial Development Revenue
INFLOS  --Inverse Floaters
LOC     --Letter of Credit
MBIA    --Municipal Bond Investors Assurance Corporation
MVRICS  --Municipal Variable Rate Inverse Coupon Security
PCR     --Pollution Control Revenue
RIBS    --Residual Interest Bonds
VA      --Veterans Administration
VRDD    --Variable Rate Daily Demand
VRWE    --Variable Rate Wednesday Demand


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   15

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            November 30, 1998
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost-- $55,162,955)                        $ 58,394,539
  Cash                                                                    71,998
  Interest receivable                                                    934,350
  Receivable for Fund shares sold                                        309,790
--------------------------------------------------------------------------------
  Total Assets                                                        59,710,677
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                       757,938
  Investment advisory fees payable                                        20,288
  Administrative fees payable                                              9,107
  Distribution fees payable                                                1,811
  Accrued expenses                                                        50,678
--------------------------------------------------------------------------------
  Total Liabilities                                                      839,822
--------------------------------------------------------------------------------
Total Net Assets                                                    $ 58,870,855
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                        $      6,722
  Capital paid in excess of par value                                 56,906,866
  Overdistributed net investment income
(5,345)
  Accumulated net realized loss from security transactions
(1,268,972)
  Net unrealized appreciation of investments                           3,231,584
--------------------------------------------------------------------------------
Total Net Assets                                                    $ 58,870,855
================================================================================
Shares Outstanding:
  Class A                                                              6,237,245
  ------------------------------------------------------------------------------
  Class L                                                                485,012
  ------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                           $8.76
  ------------------------------------------------------------------------------
  Class L*                                                                 $8.76
  ------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 2.04% of net asset value per share)        $8.94
  ------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)        $8.85
--------------------------------------------------------------------------------
================================================================================

* Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended November 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                          $  2,830,892
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)                                      161,443
  Administration fees (Note 2)                                           107,628
  Distribution fees (Note 2)                                              86,388
  Shareholder and system servicing fees                                   31,628
  Audit and legal                                                         25,140
  Shareholder communications                                              20,167
  Registration fees                                                       19,321
  Trustees' fees                                                          14,883
  Pricing service fees                                                     9,652
  Custody                                                                  3,175
  Other                                                                    3,707
--------------------------------------------------------------------------------
  Total Expenses                                                         483,132
  Less: Investment advisory and administration fee waivers (Note 2)
(105,299)
--------------------------------------------------------------------------------
  Net Expenses                                                           377,833
--------------------------------------------------------------------------------
Net Investment Income                                                  2,453,059
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 5):
  Realized Gain From Security Transactions
  (excluding short-term securities):
     Proceeds from sales                                              28,364,419
     Cost of securities sold                                          28,139,200
--------------------------------------------------------------------------------
  Net Realized Gain                                                      225,219
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                                 2,317,680
     End of year                                                       3,231,584
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                913,904
--------------------------------------------------------------------------------
Net Gain on Investments                                                1,139,123
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $  3,592,182
================================================================================

                      See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                  17

--------------------------------------------------------------------------------
Statements of Changes in Net Assets           For the Years Ended November 30,
--------------------------------------------------------------------------------

                                                              1998
1997
================================================================================
========
OPERATIONS:
  Net investment income                                  $  2,453,059       $
2,420,302
  Net realized gain                                           225,219
368,879
  Increase in net unrealized appreciation                     913,904
246,219
--------------------------------------------------------------------------------
--------
  Increase in Net Assets From Operations                    3,592,182
3,035,400
--------------------------------------------------------------------------------
--------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                                    (2,444,832)
(2,440,417)
  In excess of net investment income                           (2,540)
--
--------------------------------------------------------------------------------
--------
  Decrease in Net Assets From
     Distributions to Shareholders                         (2,447,372)
(2,440,417)
--------------------------------------------------------------------------------
--------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                         14,963,416
6,793,709
  Net asset value of shares issued
     for reinvestment of dividends                          1,698,753
1,673,162
  Cost of shares reacquired                                (9,977,772)
(8,566,882)
--------------------------------------------------------------------------------
--------
  Increase (Decrease) in Net Assets From
     Fund Share Transactions                                6,684,397
(100,011)
--------------------------------------------------------------------------------
--------
Increase in Net Assets                                      7,829,207
494,972
NET ASSETS:
  Beginning of year                                        51,041,648
50,546,676
--------------------------------------------------------------------------------
--------
  End of year*                                           $ 58,870,855       $
51,041,648
================================================================================
========
* Includes overdistributed net investment income of:     $     (5,345)      $
(13,572)
================================================================================
========

                 See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Smith Barney Intermediate Maturity New York Municipals Fund ("Fund") is a separate non-diversified investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and four other separate investment funds:Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney S&P 500 Index Fund and Smith Barney Mid Cap Blend Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports.

The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to the Fund and each class; investment advisory fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At November 30, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for a portion of overdistributed net investment income amounting to $2,540 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment,financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   19

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

2.  Investment Advisory Agreement, Administration Agreement and Other
    Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended November 30, 1998, MMC waived $63,179 of its investment advisory fee.

MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at the annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended November 30, 1998, MMC waived $42,120 of its administration fee.

On October 8, 1998, CFBDS, Inc., became the Fund's distributor. Prior to that date, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

On June 12, 1998, the Portfolio's existing Class C shares were renamed Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

For the year ended November 30, 1998, SSB received sales charges of $86,000 and $19,000 on sales of the Fund's Class A and Class L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                                    Class A       Class L
================================================================================
CDSCs                                               $3,000         $4,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A and L shares, calculated at the annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class L shares calculated at the annual rate of 0.20% of the average daily net assets. For the year ended November 30, 1998, total Distribution Plan fees incurred were:

                                                    Class A       Class L
================================================================================
Distribution Plan Fees                              $76,471        $9,917
================================================================================

All officers and one Trustee of the Fund are employees of SSB.

--------------------------------------------------------------------------------
20                                           1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3.  Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4.  Fund Concentration

Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible concentration risk, associated with economic, political or legal developments or industrial or regional matters specifically affecting New York.

5.  Investments

For the year ended November 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                        $34,624,664
--------------------------------------------------------------------------------
Sales                                                             28,364,419
================================================================================

At November 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                     $3,237,404
Gross unrealized depreciation                                         (5,820)
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $3,231,584
================================================================================

6.  Capital Loss Carryforward

At November 30, 1998, the Fund had, for Federal income tax purposes, approximately $1,269,000 of loss carryforwards available to offset any future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of the expiration for each carryforward loss is indicated below:

                                      2002           2003           2004
================================================================================
Carryforward Amounts               $856,000        $337,000       $76,000
================================================================================

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   21

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

7.  Shares of Beneficial Interest

As of November 30, 1998, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At November 30, 1998, total paid-in capital amounted to the following for each class:

                                                    Class A         Class L
================================================================================
Total Paid-in Capital                            $52,762,424       $4,151,164
================================================================================

Transactions in shares of each class were as follows:

                                            Year Ended
Year Ended
                                         November 30, 1998
November 30, 1997
                                --------------------------------   -------------
------------------
                                      Shares         Amount             Shares
Amount
================================================================================
==================
Class A
Shares sold                         1,430,450     $ 12,454,137          643,354
$  5,438,395
Shares issued on reinvestment         183,973        1,597,366          190,347
1,608,270
Shares redeemed                    (1,065,095)      (9,271,847)        (973,016)
(8,214,846)
--------------------------------------------------------------------------------
------------------
Net Increase (Decrease)               549,328     $  4,779,656         (139,315)
$ (1,168,181)
================================================================================
==================
Class L*
Shares sold                           288,386     $  2,509,279          159,656
$  1,355,314
Shares issued on reinvestment          11,668          101,387            7,671
64,892
Shares redeemed                       (81,355)        (705,925)         (41,737)
(352,036)
--------------------------------------------------------------------------------
------------------
Net Increase                          218,699     $  1,904,741          125,590
$  1,068,170
================================================================================
==================

*On June 12, 1998, Class C shares were renamed as Class L shares.


--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class A Shares                                 1998        1997        1996
1995        1994
================================================================================
=====================
Net Asset Value, Beginning of Year          $  8.57     $  8.47     $  8.48
$  7.80     $  8.54
--------------------------------------------------------------------------------
---------------------
Income (Loss) From Operations:
  Net investment income (1)                    0.40        0.41        0.41
0.41        0.40
  Net realized and unrealized gain (loss)      0.19        0.10       (0.01)
0.68       (0.72)
--------------------------------------------------------------------------------
---------------------
Total Income (Loss) From Operations            0.59        0.51        0.40
1.09       (0.32)
--------------------------------------------------------------------------------
---------------------
Less Distributions From:
  Net investment income                       (0.40)      (0.41)      (0.41)
(0.41)      (0.40)
  Net realized gains                           --          --          --
--         (0.02)
--------------------------------------------------------------------------------
---------------------
Total Distributions                           (0.40)      (0.41)      (0.41)
(0.41)      (0.42)
--------------------------------------------------------------------------------
---------------------
Net Asset Value, End of Year                $  8.76     $  8.57     $  8.47
$  8.48     $  7.80
--------------------------------------------------------------------------------
---------------------
Total Return                                   7.01%       6.23%       4.85%
14.31%      (3.97)%
--------------------------------------------------------------------------------
---------------------
Net Assets, End of Year (000s)              $54,624     $48,759     $49,355
$52,568     $62,090
--------------------------------------------------------------------------------
---------------------
Ratios to Average Net Assets:
  Expenses (1)                                 0.70%       0.67%       0.66%
0.65%       0.65%
  Net investment income                        4.59        4.83        4.86
5.01        4.77
--------------------------------------------------------------------------------
---------------------
Portfolio Turnover Rate                          53%         52%         67%
--            68%
================================================================================
=====================

(1) The investment adviser has waived all or part of its fees for the five years ended November 30, 1998. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                      Per Share Decreases to               Expense Ratios
                      Net Investment Income              Without Fee Waivers
                  ----------------------------     -----------------------------
-
                  1998  1997  1996  1995  1994     1998  1997   1996   1995
1994
                  ----  ----  ----  ----  ----     ----  ----   ----   ----  ---
-
    Class A      $0.02  $0.03 $0.04 $0.03 $0.03    0.89% 0.98%  1.08%  0.97%
0.98%




--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   23

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class L Shares (1)                            1998       1997       1996
1995(2)
================================================================================
======
Net Asset Value, Beginning of Year          $ 8.57     $ 8.47     $ 8.48     $
7.87
--------------------------------------------------------------------------------
------
Income (Loss) From Operations:
  Net investment income (3)                   0.38       0.39       0.39
0.38
  Net realized and unrealized gain (loss)     0.19       0.10      (0.01)
0.61
--------------------------------------------------------------------------------
------
Total Income From Operations                  0.57       0.49       0.38
0.99
--------------------------------------------------------------------------------
------
Less Distributions From:
  Net investment income                      (0.38)     (0.39)     (0.39)
(0.38)
--------------------------------------------------------------------------------
------
Total Distributions                          (0.38)     (0.39)     (0.39)
(0.38)
--------------------------------------------------------------------------------
------
Net Asset Value, End of Year                $ 8.76     $ 8.57     $ 8.47     $
8.48
--------------------------------------------------------------------------------
------
Total Return                                  6.79%      6.00%      4.64%
13.01%++
--------------------------------------------------------------------------------
------
Net Assets, End of Year (000s)              $4,247     $2,283     $1,192     $
393
--------------------------------------------------------------------------------
------
Ratios to Average Net Assets:
  Expenses (3)                                0.89%      0.89%      0.88%
0.86%+
  Net investment income                       4.38       4.61       4.64
4.74+
--------------------------------------------------------------------------------
------
Portfolio Turnover Rate                         53%        52%        67%
--
================================================================================
======

(1) On June 12, 1998, Class C shares were renamed Class L shares.
(2) For the period from December 5, 1994 (inception date) to November 30, 1995.
(3) The investment adviser has waived all or part of its fees forthe three years ended November 30, 1998 and the period ended November 30, 1995. If such fees were not waived, the per share effect on net investment income and expense ratios would have been as follows:

                    Per Share Decreases to                    Expense Ratios
                    Net Investment Income                  Without Fee Waivers
                 ----------------------------      -----------------------------
---
                  1998   1997   1996   1995          1998   1997   1996    1995
                 ------ -----  ------ -------      ------- -----  ------  ------
---
   Class L       $0.01  $0.03  $0.02  $0.03         1.09%  1.20%   1.30%
1.19%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
of Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Intermediate Maturity New York Municipals Fund ("Fund") of Smith Barney Investment Trust as of November 30, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 1994 were audited by other auditors whose report thereon, dated January 18, 1995 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Intermediate Maturity New York Municipals Fund of Smith Barney Investment Trust as of November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.

                                                       KPMG LLP
New York, New York
January 15, 1999

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   25

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

  On February 6, 1998, a special meeting of shareholders of the Trust was held for the purpose of voting on the following matters:

      1.  To elect Trustees of the Trust; and
      2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

      The results of the vote on Proposal 1 were as follows:


                             Shares Voted    Percentage     Shares Voted
Percentage
Name of Trustees                  For       Shares Voted       Against
Shares Voted
================================================================================
=========
Herbert Barg                 22,978,059.782      97.961%       478,327.074
2.039%
Alfred J. Bianchetti         22,968,583.475      97.920        487,803.381
2.080
Martin Brody                 22,972,548.241      97.937        483,838.615
2.063
Dwight B. Crane              23,013,405.483      98.111        442,981.373
1.889
Burt N. Dorsett              23,007,677.873      98.087        448,708.983
1.913
Elliot S. Jaffe              22,981,247.160      97.974        475,139.696
2.026
Stephen E. Kaufman           22,999,681.445      98.053        456,705.411
1.947
Joseph J. McCann             23,011,195.450      98.102        445,191.406
1.898
Heath B. McLendon            23,010,138.021      98.098        446,248.835
1.902
Cornelius C. Rose, Jr        23,006,201.971      98.081        450,184.885
1.919
================================================================================
=========

Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart illustrates that all proposals were approved by shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Trustees).

================================================================================
=========
M  Industry Concentration
Approved
--------------------------------------------------------------------------------
---------
M  Borrowing
Approved
--------------------------------------------------------------------------------
---------
E  Ability to Pledge Assets
Approved
--------------------------------------------------------------------------------
---------
M  Lending by the Fund
Approved
--------------------------------------------------------------------------------
---------
M  Underwriting of Securities
Approved
--------------------------------------------------------------------------------
---------
R  Margin and the Short Sales of Securities
Approved
--------------------------------------------------------------------------------
---------
M  Real Estate
Approved
--------------------------------------------------------------------------------
---------
R  Investments in Oil, Gas and Mineral Exploration
Approved
--------------------------------------------------------------------------------
---------
E  Limiting Investments to Certain Enumerated Instruments
Approved
--------------------------------------------------------------------------------
---------
R  Purchase or Sale of Puts, Calls, and Combinations Thereof
Approved
================================================================================
=========

--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited) (continued)
--------------------------------------------------------------------------------

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Trust on all proposals.

                 Percentage                    Percentage
Percentage
  Shares Voted    of Shares    Shares Voted    of Shares       Shares       of
Shares
      For          Voted         Against        Voted        Abstaining
Abstained
================================================================================
======
  2,701,751.905    87.002%      52,776.990      1.700%      350,854.417
11.298%
================================================================================
======

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   27

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended November 30, 1998:

    . 99.98% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.


--------------------------------------------------------------------------------
28                                            1998 Annual Report to Shareholders

                                                    SalomonSmithBarney
                                                    ----------------------------
                                                    A member of citigroup[LOGO]

Trustees

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus


Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Adviser and
Administrator
Mutual Management Corp.


Distributor

CFBDS, Inc.


Custodian

PNC Bank, N.A.


Shareholder
Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Intermediate Maturity New York Municipals Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Intermediate Maturity
New York Municipals Fund
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD0311 1/99







      [GRAPHIC OMITTED]

      Smith Barney
      S&P 500
      Index Fund

      --------------------
          ANNUAL REPORT
      --------------------

      November 30, 1998

------------------------------------

         [GRAPHIC OMITTED]

------------------------------------

Smith Barney
S&P 500
Index Fund

[PHOTO OMITTED]          [PHOTO OMITTED]          [PHOTO OMITTED]

HEATH B.                 SANDIP A.                JOHN
McLENDON                 BHAGAT, CFA              LAU

Chairman                 Vice President and       Investment Officer
                         Investment Officer

Dear Shareholder:

We are pleased to provide the annual report of the Smith Barney S&P 500 Index* Fund ("Fund") for the year ended November 30, 1998. In this report we summarize the period's prevailing economic and market conditions. A detailed summary of performance and current holdings in the Fund can be found in the appropriate sections that follow.

Investment Objective and Performance Update

The Fund seeks to provide investment results that, before expenses, correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), which is representative of the U.S. stock market. (The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks.)

The S&P 500 Index Fund is designed to provide reliable exposure to the large cap segment of the U.S. market through a broadly diversified portfolio structure. The Fund matches the composition of the S&P 500 and owns the constituent index stocks at the appropriate index weight. The Fund, therefore, remains neutral relative to the benchmark in terms of economic sectors, market capitalization and growth and value styles of investing.

The Fund performed in line with the S&P 500 Index after taking into

----------
* Standard & Poor's, "S&P(R)" and "S&P 500(R)" are trademarks of Standard & Poor's, a division of the McGraw Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                                1
account trading costs related to the launch of the Fund and the impact of fees and expenses. Since its inception date on January 5, 1998 through the fiscal year ended November 30, 1998, the Fund had a total return of 19.80% compared with the 20.99% for the S&P 500 Index over the same period.

Financial Markets Overview

The performance of the U.S. stock market in 1998 proves yet again that interest rate changes and liquidity flows may have a more dominant influence on stock prices than most other factors. In a year where corporate earnings growth was close to zero, most measures of the U.S. stock market have risen by over 20%. Declining interest rates, which fell from 5.9% to 5.1% during 1998, have triggered a significant expansion in the market's P/E multiples. The upward pressure on stock prices has been further amplified by strong money flows as yields on alternative investments have dwindled.

A notable aspect of the stock market performance in calendar year 1998 has been the divergent trends in returns across different investment styles and market segments. While the S&P 500 Index rose by about 22% in 1998, the Russell 2000 index representative of smaller companies returned roughly a negative 9%.

This remarkable spread in relative performance between different capitalizations and investment styles can best be understood in the context of business cycle investing and the still unfolding global economic crisis. A common perception is that the U.S. economy is in the later stages of a muted economic cycle. As overall corporate earnings growth becomes scarce, investors are more willing to reward stable growth companies with higher valuations. The flight to quality precipitated by global turmoil during the reporting period has worked against riskier asset classes such as small-cap stocks. The combination of meager overall corporate earnings growth and the flight to quality syndrome has worked in favor of large-cap stocks and against small-cap stocks.

We would like to take this opportunity to encourage you to visit our new Internet Web site at www.smithbarney.com after you review this annual report.


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders

In closing, thank you for investing in the Smith Barney S&P 500 Index Fund. We look forward to helping you pursue your investment goals as we begin the next century.

Sincerely,


/s/ Heath B. McLendon                  /s/ Sandip A. Bhagat

Heath B. McLendon                      Sandip A. Bhagat, CFA
Chairman                               Vice President
                                       and Investment Officer


/s/ John Lau

John Lau
Investment Officer

January 5, 1999


--------------------------------------------------------------------------------
Some Risks to Remember about the Smith Barney
S&P 500 Index Fund

Please note that the net asset value of the Fund's shares will fluctuate and these shares may be worth more or less than their original cost upon redemption. There can be no assurances given that the Fund will achieve its investment objective. Moreover, the investment performance of the S&P 500 Index does not factor in sales charges, brokerage commissions, management fees and other fund costs assumed by the Fund. Therefore, the Fund cannot exactly replicate the performance of the S&P 500 Index.

Moreover, when the stock market goes down, as defined by the S&P 500 Index, the Fund's net asset value will decline as well. Since the Fund tries to mirror, before expenses, the performance of the S&P 500 Index, the investment management team will usually not try and judge the merits of any one particular security, and the poor performance of any one single security will not necessarily mean the security will be removed from the Fund.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                                3

--------------------------------------------------------------------------------
Historical Performance--Class A Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                      ---------------------
                      Beginning       End     Income    Capital Gain   Total
Period Ended          of Period   of Period  Dividend   Distribution   Return+
================================================================================
Inception*-11/30/98    $10.00       $11.98     $0.00        $0.00      19.80%++
================================================================================

--------------------------------------------------------------------------------
Historical Performance--Class D Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                      ---------------------
                      Beginning       End     Income    Capital Gain   Total
Period Ended          of Period   of Period  Dividend   Distribution   Return+
================================================================================
Inception*-11/30/98    $11.00       $11.99     $0.00        $0.00       9.00%++
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

                                                         Class A      Class D
================================================================================
Inception* through 11/30/98++                             19.80%        9.00%
================================================================================

 * Inception Dates for Class A and D shares are January 5, 1998 and August 4, 1998, respectively.

 + Assumes reinvestment of all dividends and capital gain distributions.

++ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        November 30, 1998
--------------------------------------------------------------------------------

  SHARES                        SECURITY                                 VALUE
================================================================================

COMMON STOCK-94.8%

Auto & Transportation-2.5%
    1,013   AMR Corp.+                                              $     66,795
    2,627   Burlington Northern Santa Fe Corp.                            89,318
      428   Cooper Tire & Rubber Co.                                       8,373
    1,213   CSX Corp.                                                     50,567
      218   Cummins Engine Co., Inc.                                       8,093
      918   Dana Corp.                                                    35,802
      846   Delta Air Lines, Inc.                                         45,420
      394   Eaton Corp.                                                   26,915
      817   FDX Corp.+                                                    53,003
      198   Fleetwood Enterprises, Inc.                                    6,670
    6,737   Ford Motor Co.                                               372,219
    3,640   General Motors Corp.                                         254,800
      988   Genuine Parts Co.                                             32,542
      877   Goodyear Tire & Rubber Co.                                    49,770
      666   ITT Industries, Inc.                                          23,976
      471   Johnson Controls Inc.                                         27,259
      377   Navistar International Corp.                                   9,755
    2,108   Norfolk Southern Corp.                                        64,030
      429   Paccar, Inc.                                                  19,519
      416   Ryder Systems, Inc.                                           11,882
      331   Snap-on, Inc.                                                 11,254
    1,862   Southwest Airlines Co.                                        40,033
      335   The Timken Corp.                                               6,449
    1,413   Union Pacific Resources                                       15,808
      518   USA Group, Inc.                                               26,936
--------------------------------------------------------------------------------
                                                                       1,357,188
--------------------------------------------------------------------------------
Consumer Discretionary-14.6%
      302   Alberto Culver Co., Class B Shares                             7,739
    1,369   Albertsons Inc.                                               78,118
      399   American Greetings Corp., Class A Shares                      16,883
    1,522   American Stores Co.                                           51,082
      857   Autozone, Inc.+                                               25,817
    1,465   Avon Products, Inc.                                           59,516
      561   Brunswick Corp.                                               12,342
    3,977   CBS Corp.                                                    118,564
    4,758   Cendant Corp.                                                 90,402
      561   Circuit City Stores                                           20,301
    1,382   Clear Channel Communications Inc.                             64,609
      577   Clorox Co.                                                    64,083
    1,647   Colgate Palmolive Co.                                        141,024
    2,052   Comcast Corp., Class A Shares                                 99,779
      609   Consolidated Stores Corp.+                                    13,094
    1,208   Costco Cos., Inc.                                             75,802
    2,164   CVS Corp.                                                    106,848


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                                5

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1998
--------------------------------------------------------------------------------

  SHARES                        SECURITY                                 VALUE
================================================================================

Consumer Discretionary-14.6% (continued)
      789   Darden Restaurants, Inc.                                $     12,476
    2,437   Dayton-Hudson Corp.                                          109,665
      450   Deluxe Corp.                                                  15,638
      617   Dillard, Inc., Class A Shares                                 21,209
    1,034   Dollar General Corp.                                          24,622
      520   Dow Jones & Co., Inc.                                         24,862
      943   Dun & Bradstreet Corp.                                        28,467
    1,798   Eastman Kodak Co.                                            130,467
    1,179   Federated Department Stores, Inc.                             49,150
      860   Fred Meyer, Inc.+                                             43,752
      399   Fruit of the Loom Inc.+                                        5,885
    1,585   Gannett Co.                                                  102,332
    2,188   Gap, Inc.                                                    160,955
    6,253   Gillette Co.                                                 287,247
      211   The Great Atlantic & Pacific Tea Co., Inc.                     5,763
      399   Harcourt General, Inc.                                        20,648
      554   Harrah's Entertainment, Inc.                                   8,622
      727   Hasbro, Inc.                                                  25,490
    2,392   HBO & Co.                                                     59,651
    1,444   Hilton Hotels Corp.                                           31,407
    8,174   Home Depot, Inc.                                             406,656
      756   Ikon Office Solutions Inc.                                     7,371
      592   International Flavors & Fragrances, Inc.                      24,790
      757   The Interpublic Group of Cos., Inc.                           52,044
    1,406   J.C. Penney Corp.                                             77,330
      216   Jostens Inc.                                                   5,062
    2,753   KMart Corp.                                                   41,983
    3,042   Kimberly Clark Corp.                                         160,085
      403   King World Productions, Inc.                                  10,982
      443   Knight Ridder, Inc.                                           22,787
      879   Kohl's Corp.+                                                 43,236
    1,423   Kroger Co.                                                    75,508
    1,265   Limited Inc.                                                  36,606
      370   Liz Claiborne, Inc.                                           12,534
      638   Loews Corp.                                                   63,800
      217   Longs Drugs Stores Corp.                                       7,730
    1,397   Marriott International Inc., Class A Shares                   41,037
    1,630   Mattel, Inc.                                                  56,337
    1,286   May Department Stores Co.                                     77,562
      504   Maytag Corp.                                                  27,279
    3,812   McDonald's Corp.                                             267,078
      550   McGraw Hill, Inc.                                             49,225
    3,392   MediaOne Group, Inc.                                         137,376
      300   Meredith Corp.                                                11,644
      998   Mirage Resorts, Inc.+                                         14,845
      511   Moore Corp. Ltd.                                               5,589


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1998
--------------------------------------------------------------------------------

  SHARES                        SECURITY                                 VALUE
================================================================================

Consumer Discretionary-14.6% (continued)
      235   National Service Industries, Inc.                       $      9,077
    1,053   The New York Times Co., Class A Shares                        32,709
      909   Newell Co.                                                    40,223
    1,606   Nike Inc., Class B Shares                                     64,240
      834   Nordstrom, Inc.                                               31,067
      948   Omnicom Group, Inc.                                           50,659
      347   Pep Boys - Manny, Moe & Jack & Co.                             4,901
      244   Polaroid Corp.                                                 5,185
    7,459   Procter & Gamble Corp.                                       653,595
      300   Reebok International Ltd.                                      4,781
    1,435   Rite Aid Corp.                                                66,548
      769   RR Donnelley & Sons Co.                                       32,634
      840   Rubbermaid Inc.                                               27,772
      197   Russell Corp.                                                  4,691
    2,182   Sears Roebuck & Co.                                          103,509
    1,424   Service Corp.                                                 53,222
      101   Spring Industries Inc.                                         3,933
    1,597   Staples, Inc.+                                                55,795
      670   Supervalu Inc.                                                17,294
      560   Tandy Corp.                                                   25,235
    2,908   Tele-Communications, Inc., Class A Shares+                   122,863
    3,333   Time Warner, Inc.                                            352,465
      482   Times Mirror Corp., Class A Shares                            28,257
    1,757   TJX Cos., Inc.                                                45,023
    1,460   Toys `R' Us, Inc.+                                            28,835
      679   Tribune Co.                                                   43,541
      849   Tricon Global Resturants, Inc.+                               38,683
      315   Tupperware Corp.                                               5,493
    3,561   Unilever NV                                                  275,310
    2,788   U.S. West Media Group, Inc.                                  173,553
      735   Venator Group, Inc.                                            5,788
      677   VF Corp.                                                      33,215
    1,992   Viacom Inc., Class B Shares+                                 132,593
    2,767   Walgreen Co.                                                 148,553
   12,440   Wal-Mart Stores, Inc.                                        936,888
   11,404   Walt Disney Co.                                              367,066
      716   Wendy's International, Inc.                                   14,320
      423   Whirlpool Corp.                                               23,688
      820   Winn-Dixie Stores Inc.                                        33,056
--------------------------------------------------------------------------------
                                                                       8,047,047
--------------------------------------------------------------------------------
Consumer Staples-7.0%
      204   Adolph Coors Co., Class B Shares                              10,149
    2,684   Anheuser-Busch Co., Inc.                                     162,717
    3,342   Archer-Daniels-Midland Co.                                    61,409
    1,602   Bestfoods                                                     93,116
      385   Brown-Forman Corp., Class B Shares                            28,009


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                                7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1998
--------------------------------------------------------------------------------

  SHARES                        SECURITY                                 VALUE
================================================================================

Consumer Staples-7.0% (continued)
    2,502   Campbell Soup Co.                                       $    142,927
   13,714   Coca-Cola Co.                                                960,837
    2,248   Coca-Cola Enterprises                                         85,002
    2,713   Conagra Inc.                                                  85,290
      954   Fortune Brands, Inc.                                          32,496
      859   General Mills, Inc.                                           64,855
      794   Hershey Foods Corp.                                           53,396
    2,015   HJ Heinz & Co.                                               117,499
    2,267   Kellogg Co.                                                   83,029
    1,955   Loews Corp.                                                   82,599
    8,193   PepsiCo, Inc.                                                316,967
   13,534   Philip Morris Cos., Inc.                                     757,058
    1,349   Pioneer Hi-Bred International, Inc.                           40,386
      759   Quaker Oats Corp.                                             46,584
    1,732   Ralston-Purina Group                                          60,295
    1,810   RJR Nabisco Holdings Corp.                                    52,151
    2,700   Safeway, Inc.+                                               142,594
    2,597   Sara Lee Corp.                                               151,600
    1,930   Seagram Co., Ltd.                                             66,223
    1,872   Sysco Corp.                                                   50,427
    1,027   UST, Inc.                                                     35,688
      649   William Wrigley Jr. Co.                                       57,193
--------------------------------------------------------------------------------
                                                                       3,840,496
--------------------------------------------------------------------------------
Finance-15.5%
    4,610   Allstate Corp.                                               187,858
    2,542   American Express Co.                                         254,359
    1,410   American General Corp.                                        99,317
    5,843   American International Group, Inc.                           549,242
      937   Aon Corp.                                                     53,995
    1,924   Associates First Capital Corp.                               149,832
    1,634   Bank of Boston Corp.                                          68,015
    4,158   Bank of New York, Inc.                                       142,411
    6,511   Bank One Corp.                                               334,096
    9,667   BankAmerica Corp.                                            630,167
      537   Bankers Trust Corp.                                           46,719
    1,595   BB&T Corp.                                                    58,915
      626   Bear Stearns Cos., Inc.                                       26,292
      368   Capital One Financial Corp.                                   40,480
    1,487   Charles Schwab Corp.                                          83,830
    4,768   Chase Manhattan Corp.                                        302,470
      924   Chubb Corp.                                                   64,738
    1,178   CIGNA Corp.                                                   91,663
      928   Cincinnati Financial Corp.                                    36,250
   12,718   Citigroup Inc.                                               638,285
      866   Comerica, Inc.                                                55,857
    1,741   Conseco, Inc.                                                 57,671


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1998
--------------------------------------------------------------------------------

  SHARES                        SECURITY                                 VALUE
================================================================================

Finance-15.5% (continued)
      614   Countrywide Credit Industries, Inc.                     $     30,393
      827   Equifax, Inc.                                                 34,321
    5,772   Fannie Mae                                                   419,913
    3,779   Federal Home Loan Mortgage Corp.                             228,629
    1,491   Fifth Third Bancorp                                           98,965
    5,390   First Union Corp.                                            327,443
    3,154   Fleet Financial Group, Inc.                                  131,482
    1,407   Franklin Resources, Inc.                                      60,149
      420   General Re Corp.                                              98,070
      322   Golden West Financial Corp.                                   30,489
      565   H & R Block, Inc.                                             25,390
    1,297   Hartford Financial Services, Inc.                             71,578
    2,737   Household International, Inc.                                107,085
    1,173   Huntington Bancshares Inc.                                    34,750
      982   J.P. Morgan & Co., Inc.                                      104,951
      592   Jefferson Pilot Corp.                                         40,404
    2,453   Keycorp                                                       75,276
      663   Lehman Brothers Holdings, Inc.                                33,109
      559   Lincoln National Corp.                                        46,781
    1,423   Marsh & McLennan Cos., Inc.                                   82,801
      554   MBIA, Inc.                                                    35,871
    4,187   MBNA Corp.                                                    94,993
    1,450   Mellon Bank Corp.                                             91,259
      841   Mercantile Bancorp, Inc.                                      37,057
    1,939   Merrill Lynch & Co. Inc.                                     145,425
      625   MGIC Investment Corp.                                         27,461
    3,261   Morgan Stanley Dean Witter & Co.                             227,455
    1,835   National City Corp.                                          123,404
      619   Northern Trust Corp.                                          49,984
      907   Paycheck, Inc.                                                45,123
    1,675   PNC Bank Corp.                                                86,367
      403   Progressive Corp.                                             59,795
      754   Provident Cos., Inc.                                          28,982
      530   Providian Financial Corp.                                     48,661
    1,192   Regions Financial Corp.                                       46,190
      600   Republic New York Corp.                                       28,050
      788   SAFECO Corp.                                                  33,835
      930   SLM Holding Corp.                                             40,920
    1,311   St. Paul Cos.                                                 46,213
      901   State Street Corp.                                            61,831
      970   Summit Bancorp                                                40,558
    1,152   SunAmerica Inc.                                               91,296
    1,161   Suntrust Banks Inc.                                           81,052
    1,457   Synovus Financial Corp.                                       32,145
      785   Torchmark Corp.                                               29,830
      348   Transamerica Corp.                                            36,975


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                                9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1998
--------------------------------------------------------------------------------

  SHARES                        SECURITY                                 VALUE
================================================================================

Finance-15.5% (continued)
      706   Union Planters Corp.                                    $     33,623
      768   UNUM Corp.                                                    41,376
    4,140   U.S. Bancorp                                                 152,404
    1,148   Wachovia Corp.                                               100,235
       41   Waddell & Reed Financial, Class A Shares                         982
      177   Waddell & Reed Financial, Class B Shares                       4,139
    3,303   Washington Mutual, Inc.                                      127,991
    9,003   Wells Fargo & Co.                                            324,108
--------------------------------------------------------------------------------
                                                                       8,510,031
--------------------------------------------------------------------------------
Health Care-11.8%
    8,569   Abbott Labs, Inc.                                            411,312
      801   AETNA, Inc.                                                   61,927
      360   Allergan, Inc.                                                21,915
      480   Alza Corp.+                                                   25,080
    7,321   American Home Products Corp.                                 389,843
    1,414   Amgen, Inc.+                                                 106,404
      314   Bausch & Lomb, Inc.                                           17,427
    1,590   Baxter International, Inc.                                   101,064
    1,375   Becton Dickinson & Co.                                        58,438
      621   Biomet, Inc.                                                  23,753
    1,093   Boston Scientific Corp.+                                      54,104
    5,536   Bristol-Myers Squibb & Co.                                   678,506
    1,113   Cardinal Health, Inc.                                         76,380
    3,600   Columbia/HCA Healthcare Corp.                                 88,650
      313   C.R. Bard, Inc.                                               14,339
    6,128   Eli Lilly & Co.                                              549,605
      837   Guidant Corp.                                                 71,825
      610   HCR Manor Care, Inc.+                                         19,368
    2,368   HealthSouth Corp.+                                            31,820
      934   Humana, Inc.                                                  18,505
    7,482   Johnson & Johnson                                            607,912
      404   Mallinckrodt, Inc.                                            13,054
    2,614   Medtronic, Inc.                                              176,935
    6,626   Merck & Co., Inc.                                          1,026,202
    7,271   Pfizer, Inc.                                                 811,625
    2,831   Pharmacia & Upjohn, Inc.                                     147,389
    4,085   Schering Plough Corp.                                        434,542
      469   St. Jude Medical, Inc.                                        13,630
    1,714   Tenet Healthcare Corp.+                                       50,670
    1,085   United Healthcare Corp.                                       48,961
    4,570   Warner-Lambert Co.                                           345,035
--------------------------------------------------------------------------------
                                                                       6,496,220
--------------------------------------------------------------------------------
Integrated Oil-5.7%
      508   Amerada Hess Corp.                                            28,194
    5,309   Amoco Corp.                                                  312,899


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1998
--------------------------------------------------------------------------------

  SHARES                        SECURITY                                 VALUE
================================================================================

Integrated Oil-5.7% (continued)
      425   Ashland, Inc.                                           $     20,666
    1,788   Atlantic Richfield Co.                                       118,902
    3,638   Chevron Corp.                                                304,228
   13,568   Exxon Corp.                                                1,018,448
      264   Kerr McGee Corp.                                              10,428
    4,347   Mobil Oil Corp.                                              374,657
    1,967   Occidental Petroleum Corp.                                    39,832
      259   Pennzoil Co.                                                   9,615
    1,441   Phillips Petroleum Co.                                        60,522
   11,934   Royal Dutch Petroleum Co.                                    560,898
      521   Sunoco, Inc.                                                  17,649
    2,983   Texaco, Inc.                                                 171,709
    1,338   Unocal Corp.                                                  45,325
    1,711   USX Marathon Group, Inc.                                      48,549
--------------------------------------------------------------------------------
                                                                       3,142,521
--------------------------------------------------------------------------------
Materials & Processing-3.8%
    1,281   Air Products and Chemicals, Inc.                              48,838
    1,262   Alcan Aluminium Ltd.                                          33,601
    1,102   Allegheny Teledyne, Inc.                                      22,660
    1,038   Aluminum Co. of America                                       76,942
      635   Armco, Inc.+                                                   2,500
      225   Armstrong World Industries, Inc.                              14,991
      218   Asarco, Inc.                                                   4,224
      654   Avery Dennison Corp.                                          31,351
      168   Ball Corp.                                                     7,182
    2,084   Barrick Gold Corp.                                            41,680
    1,325   Battle Mountain Gold Corp.                                     6,211
      292   Bemis, Inc.                                                   11,041
      746   Bethlehem Steel Corp.                                          6,154
      520   Black & Decker Corp.                                          28,178
      310   Boise Cascade Corp.                                            9,823
      525   Champion International Corp.                                  21,820
    1,296   Corning, Inc.                                                 52,002
      699   Crown Cork & Seal Co., Inc.                                   23,591
      523   Cyprus Amax Minerals Co.                                       5,949
    1,247   Dow Chemical Corp.                                           121,427
    6,295   E.I. du Pont de Nemours & Co.                                369,831
      443   Eastman Chemical Co.                                          25,666
      722   Ecolab, Inc.                                                  22,337
      815   Engelhard Corp.                                               15,740
      194   FMC Corp.                                                     11,276
    1,227   Fort James Corp.                                              48,006
      984   Freeport-McMoRan Copper & Gold, Inc.                          12,854
      514   Georgia Pacific Corp.                                         29,170
      334   Great Lakes Chemical Corp.                                    13,339
      531   Hercules, Inc.                                                17,457


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                               11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1998
--------------------------------------------------------------------------------

  SHARES                        SECURITY                                 VALUE
================================================================================

Materials & Processing-3.8% (continued)
    1,192   Homestake Mining Co.                                    $     12,814
      941   INCO Ltd.                                                     10,880
    1,706   International Paper Co.                                       74,104
      612   Louisiana Pacific Corp.                                       10,404
    1,899   Masco Corp.                                                   54,834
      583   Mead Corp.                                                    17,672
    3,340   Monsanto Co.                                                 151,344
      717   Morton International Inc.                                     21,107
      374   Nalco Chemical Co.                                            12,506
      934   Newmont Mining Corp.                                          18,563
      494   Nucor Corp.                                                   20,748
      298   Owens Corning                                                 11,119
      871   Owens - Illinois, Inc.+                                       27,981
      325   Phelps Dodge Corp.                                            18,423
    1,378   Placer Dome, Inc.                                             20,067
      155   Potlatch Corp.                                                 5,861
      988   PPG Industries, Inc.                                          60,453
      879   Praxair, Inc.                                                 33,567
      400   Reynolds Metals Co.                                           21,950
      986   Rohm & Haas Co.                                               34,448
      461   Sealed Air Corp.+                                             20,342
      970   Sherwin-Williams Co.                                          27,524
      566   Sigma Aldrich Corp.                                           18,183
      497   Stanley Works                                                 15,190
      307   Temple-Inland, Inc.                                           16,482
      942   Tenneco, Inc.                                                 33,559
      389   Union Camp Corp.                                              25,163
      758   Union Carbide Corp.                                           33,920
      483   USX-U.S. Steel Group, Inc.                                    11,803
      570   Westvaco Corp.                                                16,031
    1,112   Weyerhaeuser Co.                                              55,739
      620   Willamette Industries, Inc.                                   21,661
      526   Worthington Industries, Inc.                                   6,411
      523   W. R. Grace & Co.+                                             8,630
--------------------------------------------------------------------------------
                                                                       2,085,324
--------------------------------------------------------------------------------
Other Energy-0.7%
      665   Anadarko Petroleum Corp.                                      18,745
      554   Apache Corp.                                                  12,742
    1,774   Baker Hughes, Inc.                                            32,486
      992   Burlington Resources Inc.                                     35,340
    2,448   Halliburton Co.                                               71,910
      268   Helmerich & Payne, Inc.                                        4,623
      329   McDermott International, Inc.                                  8,821
       46   NACCO Industries, Inc.                                         4,005
      579   Oryx Energy Co.                                                7,997
      487   Rowan Cos., Inc.                                               4,779


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1998
--------------------------------------------------------------------------------

  SHARES                        SECURITY                                 VALUE
================================================================================

Other Energy-0.7% (continued)
    3,030   Schlumberger Ltd.                                       $    135,403
    1,373   Union Pacific Corp.                                           66,762
--------------------------------------------------------------------------------
                                                                         403,613
--------------------------------------------------------------------------------
Producer Durables-7.3%
      161   Aeroquip-Vickers, Inc.                                         5,856
0    3,128   Allied Signal, Inc.
137,632
    1,218   AMP, Inc.                                                     58,921
      414   The B.F. Goodrich Co.                                         15,706
    5,621   Boeing Co.                                                   228,353
      135   Briggs & Stratton Corp.                                        6,809
      973   Browning Ferris Industries, Inc.                              28,703
      404   Case Corp.                                                     9,797
    2,025   Caterpillar Inc.                                             100,111
      335   Centex Corp.                                                  11,955
      211   Cincinnati Milacron, Inc.                                      4,273
      649   Cooper Industries Inc.                                        31,882
      375   Crane Co.                                                     12,117
    1,356   Deere & Co.                                                   47,375
    1,248   Dover Corp.                                                   44,460
      264   EG&G, Inc.                                                     7,376
    2,454   Emerson Electric Co.                                         159,510
      437   Fluor Corp.                                                   18,709
      236   Foster Wheeler Corp.                                           4,042
      702   General Dynanics Corp.                                        40,760
   18,100   General Electric Co.                                       1,638,050
      252   Harnischfeger Industries, Inc.                                 2,520
      702   Honeywell, Inc.                                               56,116
    1,392   Illinois Tool Works, Inc.                                     88,479
      920   Ingersoll-Rand Co.                                            43,068
      218   Kaufman & Broad Home Corp.                                     5,491
    1,811   Laidlaw, Inc.                                                 17,997
    1,090   Lockheed Martin Corp.                                        113,088
      241   Millipore Corp.                                                6,778
    2,250   Minnesota Mining & Manufacturing Co.                         180,703
      383   Northrop Grumman Corp.                                        31,119
      686   Pall Corp.                                                    15,949
      618   Parker-Hannifin Corp.                                         21,476
      231   Pulte Corp.                                                    5,876
      466   Raychem Corp.                                                 15,873
    1,881   Raytheon Co., Class B Shares                                 104,160
    1,063   Rockwell International Corp.                                  52,021
      584   Smurfit-Stone Container Corp.                                  8,214
      914   Textron Inc.                                                  71,006
      931   Thermo Electron Corp.                                         15,711
      311   Thomas & Betts Corp.                                          13,470
      680   TRW, Inc.                                                     37,442


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                               13

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1998
--------------------------------------------------------------------------------

  SHARES                        SECURITY                                 VALUE
================================================================================

Producer Durables-7.3% (continued)
    3,586   Tyco International Ltd.                                 $    236,004
    1,268   United Technolgies Corp.                                     135,914
      542   W.W. Grainger, Inc.                                           22,899
    3,176   Waste Management, Inc.                                       136,171
      542   W.W. Grainger, Inc.                                           22,899
--------------------------------------------------------------------------------
                                                                       4,049,942
--------------------------------------------------------------------------------
Technology-15.8%
      376   Adobe Systems, Inc.                                           16,826
      801   Advanced Micro Devices, Inc.+                                 22,178
      487   Andrew Corp.+                                                  7,792
      749   Apple Computer, Inc.+                                        723,921
    2,034   Applied Materials, Inc.                                       78,817
    1,201   Ascend Communications, Inc.+                                  67,481
      265   Autodesk, Inc.                                                 9,639
    1,676   Automatic Data Processing, Inc.                              129,052
    1,142   BMC Software, Inc.                                            58,313
      911   Cabletron Systems, Inc.+                                      12,754
      404   Ceridian Corp.                                                26,285
    8,652   Cisco Systems, Inc.+                                         652,145
    9,297   Compaq Computer Corp.                                        302,139
    3,127   Computer Associates International, Inc.                      138,370
      880   Computer Sciences Corp.                                       50,270
      276   Data General Corp.+                                            5,002
    7,044   Dell Computer Corp.+                                         428,363
    2,736   Electronic Data Systems Corp.                                106,704
    2,779   EMC Corp.                                                    201,478
    2,479   First Data Corp.                                              66,158
      870   Gateway 2000, Inc.+                                           48,829
      840   General Instrument Corp.+                                     23,625
      439   Harris Corp.                                                  16,655
    5,784   Hewlett-Packard Co.                                          362,946
      925   IMS Health, Inc.                                              61,397
    9,348   Intel Corp.                                                1,006,078
    5,190   International Business Machine Corp.                         856,350
      480   KLA-Tencor Corp.+                                             16,350
      780   LSI Logic Corp.+                                              12,090
    7,316   Lucent Technologies, Inc.                                    629,633
    1,182   Micron Technology, Inc.                                       48,831
   13,711   Microsoft Corp.+                                           1,672,742
    3,325   Motorola, Inc.                                               206,150
      902   National Semiconductor Corp.+                                 12,966
    3,628   Northern Telecom Ltd.                                        169,382
    1,976   Novell, Inc.+                                                 32,728
    5,417   Oracle Systems Corp.+                                        185,532
    1,508   Parametric Technology, Inc.+                                  25,636
    1,276   Peoplesoft, Inc.+                                             26,238


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1998
--------------------------------------------------------------------------------

  SHARES                        SECURITY                                 VALUE
================================================================================

Technology-15.8% (continued)
      274   Perkin-Elmer Corp.                                      $     25,550
    1,526   Pitney Bowes, Inc.                                            85,456
      427   Scientific-Atlanta Corp.                                       8,273
    1,346   Seagate Technology, Inc.+                                     39,707
      151   Shared Medical Systems Corp.                                   7,909
    1,065   Silicon Graphics, Inc.+                                       13,046
    2,109   Sun Microsystems, Inc.+                                      156,198
      269   Tektronix, Inc.                                                7,213
    1,078   Tellabs, Inc.+                                                58,279
    2,172   Texas Instruments, Inc.                                      165,887
    1,992   3Com Corp.+                                                   77,066
    1,424   UNISYS Corp.                                                  40,584
    1,827   Xerox Corp.                                                  196,403
--------------------------------------------------------------------------------
                                                                       8,699,416
--------------------------------------------------------------------------------
Utilities-10.1%
      979   AES Corp.+                                                    44,789
    3,197   Airtouch Communications, Inc., Class A Shares+               182,828
    1,524   ALLTEL Corp.                                                  80,772
      763   Ameren Corp.                                                  31,426
    1,058   American Electric Power, Inc.                                 49,065
   10,049   American Telephone Telegraph Corp.                           626,178
    6,135   Ameritech Corp.                                              332,057
      822   Baltimore Gas & Electric Co.                                  25,225
    8,639   Bell Atlantic Corp.                                          480,544
    5,471   Bellsouth Corp.                                              477,345
      839   Carolina Power & Light Co.                                    38,909
    1,190   Central & Southwest Corp.                                     32,725
      883   Cinergy Corp.                                                 30,519
    1,177   Coastal Corp.                                                 41,048
      461   Columbia Energy Group                                         26,162
    1,303   Consolidated Edison, Inc.                                     66,209
      533   Consolidated Natural Gas Co.                                  28,949
    1,096   Dominion Resources, Inc.                                      50,621
      809   DTE Energy Co.                                                35,293
    2,011   Duke Energy Corp.                                            125,813
      122   Eastern Enterprises                                            4,949
    1,974   Edison International                                          54,285
    1,837   Enron Corp.                                                   96,557
    1,377   Entergy Corp.                                                 40,363
    1,316   FirstEnergy Corp.                                             40,714
    1,010   FPL Group, Inc.                                               61,862
      947   Frontier Corp.                                                28,528
      711   GPU, Inc.                                                     31,151
    5,365   GTE Corp.                                                    332,630
    1,643   Houston Industries, Inc.                                      51,960


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                               15

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1998
--------------------------------------------------------------------------------

  SHARES                        SECURITY                                 VALUE
================================================================================

Utilities-10.1% (continued)
    9,879   MCI Worldcom, Inc.+                                     $    582,861
      616   New Century Energies, Inc.                                    29,607
    1,595   Nextel Communications, Inc.+                                  34,292
    1,035   Niagara Mohawk Power Co.                                      15,913
      268   NICOR, Inc.                                                   11,273
      843   Northern States Power Co.                                     22,919
      172   ONEOK, Inc.                                                    5,988
    1,661   PacifiCorp                                                    31,144
    1,243   Peco Energy Co.                                               49,875
      835   Pennsylvania Power & Light                                    22,806
      195   Peoples Energy Corp.                                           7,349
    2,122   PG&E Corp.                                                    65,649
    1,291   Public Service Enterprise Group, Inc.                         50,349
   10,888   SBC Communications, Inc.                                     521,944
    1,337   Sempra Energy                                                 33,509
      619   Sonat Inc.                                                    18,377
    3,881   Southern Co.                                                 114,489
    2,395   Sprint Corp. FON Group                                       174,236
    1,198   Sprint Corp. PCS Group+                                       19,160
    1,560   Texas Utilities Co.                                           69,517
    1,202   Unicom Corp.                                                  45,300
    2,365   Williams Cos., Inc.                                           68,207
--------------------------------------------------------------------------------
                                                                       5,544,240
--------------------------------------------------------------------------------
          TOTAL COMMON STOCK
          (Cost--$48,510,928)                                         52,176,038
================================================================================
  FACE
 AMOUNT                        DESCRIPTION                               VALUE
================================================================================

U.S. TREASURY BILLS--0.4%
$ 240,000   U.S. Treasury Bills, due 12/17/98                            239,539
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.8%
2,644,000   Chase Manhattan Bank, 5.150% due 12/1/98,
            Proceeds at maturity--$2,644,378; (Fully collateralized
            by U.S. Treasury Bonds, 6.625% due 3/31/02;
            Market value--$2,698,594)                                  2,644,000
================================================================================
            TOTAL INVESTMENTS - 100%
            (Cost--$51,394,467*)                                    $ 55,059,577
================================================================================

+     Non-income producing security
*     Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            November 30, 1998
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost--$51,394,467)                          $55,059,577
  Receivable for Fund shares sold                                      1,977,592
  Receivable for securities sold                                         210,725
  Dividends and interest receivable                                       72,811
  Receivable from administrator                                          190,594
--------------------------------------------------------------------------------
  Total Assets                                                        57,511,299
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares redeemed                                       169,566
  Payable for securities purchased                                       140,460
  Payable to broker - variation margin                                   125,215
  Distribution fees payable                                                3,100
  Accrued expenses                                                        76,000
--------------------------------------------------------------------------------
  Total Liabilities                                                      514,341
--------------------------------------------------------------------------------
Total Net Assets                                                     $56,996,958
================================================================================
NET ASSETS
  Par value of capital shares                                        $     4,759
  Capital paid in excess of par value                                 53,001,568
  Undistributed net investment income                                    259,754
  Accumulated net realized gain on investments and
    futures contracts                                                     83,845
  Net unrealized appreciation of investments and
    futures contracts                                                  3,647,032
--------------------------------------------------------------------------------
Total Net Assets                                                     $56,996,958
================================================================================
Shares Outstanding:
  Class A                                                              4,608,002
  ------------------------------------------------------------------------------
  Class D                                                                150,961
  ------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                     $     11.98
  ------------------------------------------------------------------------------
  Class D (and redemption price)                                     $     11.99
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                               17

--------------------------------------------------------------------------------
Statement of Operations                For the Period Ended November 30, 1998(a)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                         $   342,154
  Interest                                                               56,846
--------------------------------------------------------------------------------
  Total Investment Income                                               399,000
--------------------------------------------------------------------------------
EXPENSES:
  Custody                                                                87,500
  Distribution fees (Note 2)                                             47,919
  Registration fees                                                      47,200
  Audit and legal                                                        39,700
  Investment advisory fees (Note 2)                                      36,394
  Shareholder communications                                             30,600
  Administration fees (Note 2)                                           24,263
  Shareholder and system servicing fees                                  18,000
  Trustees' fees                                                         10,600
  Other                                                                   2,029
--------------------------------------------------------------------------------
  Total Expenses                                                        344,205
  Less: Administration fee waiver and expense
    reimbursement (Note 2)                                             (201,783)
--------------------------------------------------------------------------------
  Net Expenses                                                          142,422
--------------------------------------------------------------------------------
Net Investment Income                                                   256,578
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 6):
  Realized Gain (Loss) From:
    Security Transactions (excluding short-term securities)             134,950
    Futures Contracts                                                   (51,105)
--------------------------------------------------------------------------------
  Net Realized Gain                                                      83,845
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments
  and Futures Contracts:
    Beginning of period                                                      --
    End of period                                                     3,647,032
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                             3,647,032
--------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                         3,730,877
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 3,987,455
================================================================================
(a) For the period from January 5, 1998 (commencement of operations) to November 30, 1998.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

For the Period Ended November 30, 1998(a)

================================================================================
OPERATIONS:
  Net investment income                                            $    256,578
  Net realized gain                                                      83,845
  Increase in net unrealized appreciation                             3,647,032
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations                              3,987,455
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                      --
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                            --
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                                   74,919,867
  Cost of shares reacquired                                         (21,910,364)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                          53,009,503
--------------------------------------------------------------------------------
Increase in Net Assets                                               56,996,958

NET ASSETS:
  Beginning of period                                                        --
--------------------------------------------------------------------------------
  End of period*                                                   $ 56,996,958
================================================================================
* Includes undistributed net investment income of:                 $    259,754
================================================================================
(a) For the period from January 5, 1998 (commencement of operations) to November 30, 1998.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                               19

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney S&P 500 Index Fund ("Fund") is a separate investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and four other funds: the Smith Barney Intermediate Maturity California Municipals Fund, the Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund and Smith Barney Mid Cap Blend Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports.

The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over-the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. government securities are valued at the quoted bid price in the over-the-counter market; investment in securities for which market quotations are not available are valued at fair value as determined by the Board of Trustees; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; (f) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

November 30, 1998 reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $3,176 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement,
   Administration Agreement and Other Transactions

Travelers Investment Management Company, ("TIMCO"), a wholly owned subsidiary of Citigroup Inc., acts as investment adviser to the Fund. The Fund pays TIMCO an advisory fee calculated at an annual rate of 0.15% of the average daily net assets. This fee is calculated daily and paid monthly.

Mutual Management Corp. ("MMC"), another subsidiary of Citigroup Inc., acts as administrator to the Fund. The Fund pays MMC an administration fee calculated at an annual rate of 0.10% of the average daily net assets. This fee is calculated daily and paid monthly. For the period ended November 30, 1998, MMC waived all of its administration fees and agreed to reimburse expenses of $177,520 to the Fund.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB") was the Fund's distributor. SSB, as well as certain other broker-dealers, continue to sell Fund shares to the public as members of that selling group.

Pursuant to a Distribution Plan, the Fund pays SSB a service fee calculated at an annual rate of 0.20% of the average daily net assets for Class A shares.

All officers and one Trustee of the Trust are employees of SSB.


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                               21

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3. Investments

During the period ended November 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $49,561,276
--------------------------------------------------------------------------------
Sales                                                                 1,185,298
================================================================================

At November 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 5,313,467
Gross unrealized depreciation                                        (1,648,357)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 3,665,110
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At November 30, 1998, the Fund held no purchased call or put options.


--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the period ended November 30, 1998, the Fund did not write any call or put options.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                               23

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At November 30, 1998, the Fund had the following open futures contracts:

                         # of                    Basis       Market   Unrealized
Contracts to Buy       Contracts  Expiration     Value       Value       Loss
================================================================================
S&P 500 Emini future       79         12/98   $4,609,953  $4,591,875   $(18,078)
================================================================================

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At November 30, 1998, the Fund had no securities on loan.

8. Shares of Beneficial Interest

At November 30, 1998, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of the Fund were as follows:

                                                                 Period Ended
                                                               November 30, 1998
================================================================================
Class A(1)
Shares sold                                                        6,596,036
Shares redeemed                                                   (1,988,034)
--------------------------------------------------------------------------------
Net Increase                                                       4,608,002
================================================================================
Class D(2)
Shares sold                                                          175,689
Shares redeemed                                                      (24,728)
--------------------------------------------------------------------------------
Net Increase                                                         150,961
================================================================================
(1) For the period from January 5, 1998 (inception date) to November 30, 1998.
(2) For the period from August 4, 1998 (inception date) to November 30, 1998.


--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout the period ended November 30:

                                                        Class A(1)    Class D(2)
================================================================================
Net Asset Value, Beginning of Period                    $  10.00       $ 11.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income (3)                                 0.05          0.03
  Net realized and unrealized gain                          1.93          0.96
--------------------------------------------------------------------------------
Total Income From Operations                                1.98          0.99
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                       --            --
--------------------------------------------------------------------------------
Total Distributions                                           --            --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                          $  11.98       $ 11.99
--------------------------------------------------------------------------------
Total Return++                                             19.80%         9.00%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                        $ 55,187       $ 1,810
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses (3)(4)                                           0.59%         0.36%
  Net investment income                                     1.05          1.33
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                        4%            4%
================================================================================

(1) For the period from January 5, 1998 (commencement of operations) to November 30, 1998.
(2)   For the period from August 4, 1998 (inception date) to November 30, 1998.
(3) The administrator agreed to waive all of its administrative fees for the period ended November 30, 1998, and agreed to reimburse expenses of $177,520. If these expenses were not reimbursed, the per share effect on net investment income and the expense ratio would have been as follows:

                Per Share Decreases to            Expense Ratios
                 Net Investment Income        Without Reimbursement
                 ---------------------        ---------------------
                  Class A    Class D           Class A    Class D
                  -------    -------           -------    -------
                   $0.04      $0.02             1.42%+     1.18%+

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.60%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                               25

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney S&P 500 Index Fund

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney S&P 500 Index Fund of the Smith Barney Investment Trust as of November 30, 1998, the related statement of operations, the statement of changes in net assets and financial highlights for the period from January 5, 1998 (commencement of operations) to November 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney S&P 500 Index Fund of the Smith Barney Investment Trust as of November 30, 1998, and the results of its operations, the changes in its net assets and financial highlights for the period from January 5, 1998 to November 30, 1998, in conformity with generally accepted accounting principles.


                                       KPMG Peat Marwick LLP

New York, New York
January 15, 1998


--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

                      (This page intentionally left blank.)

                      (This page intentionally left blank.)

                                                            SALOMON SMITH BARNEY
                                                            --------------------
                                                     A member of citigroup[LOGO]

Trustees

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.
James J. Crisona, Emeritus

Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Sandip A. Bhagat
Vice President and
Investment Officer

John Lau
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser

Travelers Investment
Management Co.

Administrator

Mutual Management Corp.

Distributor

CFBDS, Inc.

Custodian

PNCBank, N.A.

Shareholder
Service Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney S&P 500 Index Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
S&P 500 Index Fund
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com


FD1580 1/99

SMITH BARNEY
LARGE CAPITALIZATION
GROWTH FUND

-----------------------------
  A N N U A L   R E P O R T
-----------------------------

NOVEMBER 30, 1998

[LOGO] SMITH BARNEY MUTUAL FUNDS
       INVESTING FOR YOUR FUTURE
       EVERY DAY.-Registered Trademark-

SMITH BARNEY LARGE
CAPITALIZATION GROWTH FUND

----------------------

The SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND ("Fund") seeks long-term growth of capital by investing at least 65% of its assets in equity securities of companies with large market capitalizations.

SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
AVERAGE ANNUAL TOTAL RETURNS ENDED
NOVEMBER 30, 1998

                                 WITHOUT SALES CHARGES(1)
                     ------------------------------------------------
                       CLASS A      CLASS B    CLASS L(2)
----------------------------------------------------
One-Year                 42.12%       41.02%       41.02%
----------------------------------------------------
Since Inception++        35.87        34.85        34.85
----------------------------------------------------

                                  WITH SALES CHARGES(3)
                     ------------------------------------------------
                       CLASS A      CLASS B    CLASS L(2)
----------------------------------------------------
One-Year                 34.97%       36.02%       38.65%
----------------------------------------------------
Since Inception++        30.38        31.89        33.78
----------------------------------------------------

   (1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
   (2) On June 12, 1998, Class C shares were renamed Class L shares.
   (3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
           All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
   ++      Inception date for Class A, B and L shares is August
           29, 1997.

 FUND HIGHLIGHT
------------------------------------------------
THE MARKET VOLATILITY THAT WE HIGHLIGHTED IN OUR LAST REPORT HAS CONTINUED. INVESTORS ARE STILL TRYING TO UNDERSTAND THE RAMIFICATIONS OF THE ASIAN ECONOMIC CRISIS, THE PROBLEMS IN WASHINGTON, D.C. AND MOST IMPORTANTLY, THE PROFIT PICTURE FOR U.S. COMPANIES. AS NOTED PREVIOUSLY, IT IS THE PROFIT PICTURE THAT SHOULD BE THE MOST IMPORTANT FACTOR FOR LARGE-CAPITALIZATION GROWTH STOCKS. IN AN ENVIRONMENT WHERE THERE ARE LEGITIMATE CONCERNS ABOUT THE 1999 PROFIT OUTLOOK, WE WANT TO STAY FOCUSED ON COMPANIES THAT CAN DELIVER EARNINGS.

 NASDAQ SYMBOL
------------------------------------------------

 CLASS A     SBLGX
 CLASS B     SBLBX
 CLASS L     SLCCX

 WHAT'S INSIDE
------------------------------------------------

SHAREHOLDER LETTER...........................          1
HISTORICAL PERFORMANCE.......................          3
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
AT A GLANCE..................................          5
SCHEDULE OF INVESTMENTS......................          6
STATEMENT OF ASSETS AND LIABILITIES..........          8
STATEMENT OF OPERATIONS......................          9
STATEMENTS OF CHANGES IN NET ASSETS..........         10
NOTES TO FINANCIAL STATEMENTS................         11
FINANCIAL HIGHLIGHTS.........................         14
INDEPENDENT AUDITORS' REPORT.................         16
TAX INFORMATION..............................         17
ADDITIONAL SHAREHOLDER INFORMATION...........         18

 SHAREHOLDER LETTER
------------------------------------------------

     [PHOTO]          [PHOTO]
HEATH B.              ALAN
MCLENDON              BLAKE
Chairman              Vice President and
                      Investment Officer

DEAR SHAREHOLDER:

We are pleased to provide the annual report for the Smith Barney Large Capitalization Growth Fund ("Fund") for the year ended November 30, 1998. In this report we have summarized the period's prevailing economic and market conditions and outlined our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.

A STYLE PURE FUND

The Smith Barney Large Capitalization Growth Fund is a Style Pure Fund. Style Pure Series mutual funds are Smith Barney Mutual Funds that are the basic building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary market conditions, each Style Pure Series Fund is totally invested 100% of the time within its designated asset class and its designated investment style.

PERFORMANCE UPDATE AND STRATEGY

For the year ended November 30, 1998, we are proud to report that the Class A, B and L shares of the Fund generated a total return, without sales charges, of 42.12%, 41.02% and 41.02%, respectively.

In comparison, the Standard & Poor's 500 Composite Index ("S&P 500") had a total return of 23.68% over the same period. (The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks.)

The Fund emphasizes a core of large-capitalization growth stocks that share a number of characteristics. Chief among them are strong financials (i.e., consistent and sustainable earnings growth, significant free cash flow and very high returns on equity). The second key characteristic centers on the product or service of a company. We are most interested in companies delivering world-class products or services in the global marketplace. We are also looking for dominant companies within growth industries where we perceive the barriers to entry to be extremely high. Lastly, a third characteristic we look for is a strong management team. Strong management is just as important as a company's financial condition or its products or services. We look for these characteristics to identify companies that represent outstanding long-term investment opportunities.

MARKET OVERVIEW AND OUTLOOK

The market volatility that we highlighted in our last report has continued. Investors are still trying to understand the ramifications of the Asian economic crisis, the problems in Washington, D.C. and most importantly, the profit picture for U.S. companies. As noted previously, it is the profit picture that should be the most important factor for large-capitalization growth stocks. In an environment where there are legitimate concerns about the 1999 profit outlook, we want to stay focused on companies that can deliver earnings. It is also a hallmark of the Fund to own companies with strong balance sheets. The reason for this became apparent during the August-through-September correction, when a number of the companies we owned used their superior balance sheets to either raise dividends, buy back shares, or more importantly, make strategic acquisitions.

We believe current positive economic conditions will remain in place. Very low inflation, low interest rates and a muddled corporate profit outlook suggest to us that large-capitalization growth stocks delivering unit

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                  1
growth will be able to deliver competitive returns moving forward. Moreover, our emphasis in the Fund continues to be in the same three areas--consumer, financial and technology industries.

As growth in worldwide consumer demand continues (albeit with fits and starts), global franchise leaders such as Coca-Cola, McDonalds, Johnson & Johnson and Procter & Gamble should remain well positioned to continue their long strings of posting solid earnings growth. In our view, financial services stocks such as Wells Fargo, AIG and General Re may continue to benefit from the growth of wealth worldwide.

Lastly, technology company stocks that are leaders in telecommunications, software, semiconductor and networking continue to experience high levels of growth within their respective markets. We also remain focused on companies such as Lucent, Cisco, Intel and Microsoft that are truly world-class franchises.

In closing, thank you for investing in the Smith Barney Large Capitalization Growth Fund. We look forward to continuing to help you pursue your financial goals.

Sincerely,

        [SIG]               [SIG]
HEATH B. MCLENDON           ALAN BLAKE
Chairman                    Vice President and
                            Investment Officer

DECEMBER 17, 1998

 TOP TEN HOLDINGS*                                      AS OF NOVEMBER 30, 1998
------------------------------------------------

       1.  AMERICA ONLINE, INC.                              5.8%
             ----------------------------------------------------
       2.  TEXAS INSTRUMENTS INC.                            5.4
             ----------------------------------------------------
       3.  COCA-COLA CO.                                     5.3
             ----------------------------------------------------
       4.  INTEL CORP.                                       5.3
             ----------------------------------------------------
       5.  WELLS FARGO & CO.                                 4.5
             ----------------------------------------------------
       6.  MERRILL LYNCH & CO., INC.                         3.9
             ----------------------------------------------------
       7.  WM. WRIGLEY JR. CO.                               3.7
             ----------------------------------------------------
       8.  MORGAN STANLEY DEAN WITTER                        3.6
             ----------------------------------------------------
       9.  THE WALT DISNEY CO.                               3.5
             ----------------------------------------------------
      10.  GENERAL ELECTRIC CO.                              3.3
             ----------------------------------------------------

    *      As a percentage of total common stock.

--------------------------------------------------------------------------------
2                                             1998 ANNUAL REPORT TO SHAREHOLDERS

 HISTORICAL PERFORMANCE -- CLASS A SHARES
--------------------------------------------------------------------------------

                                        NET ASSET VALUE
                                     ---------------------
                                     BEGINNING      END       INCOME     CAPITAL GAIN      TOTAL
YEAR ENDED                            OF YEAR     OF YEAR    DIVIDENDS   DISTRIBUTIONS   RETURNS(1)
-------------------------------------------------------------------------------------------------------
11/30/98                              $12.28      $  17.41     $0.02         $0.01         42.12%
-------------------------------------------------------------------------------------------------------
Inception* -- 11/30/97                 11.88         12.28      0.00          0.00          3.37+
-------------------------------------------------------------------------------------------------------
    TOTAL                                                      $0.02         $0.01
-------------------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES
--------------------------------------------------------------------------------

                                         NET ASSET VALUE
                                     -----------------------
                                     BEGINNING        END       INCOME       CAPITAL GAIN      TOTAL
YEAR ENDED                            OF YEAR       OF YEAR    DIVIDENDS     DISTRIBUTIONS   RETURNS(1)
---------------------------------------------------------------------------------------------------------
11/30/98                              $12.26        $  17.26     $0.01           $0.01         41.02%
---------------------------------------------------------------------------------------------------------
Inception* -- 11/30/97                 11.88           12.26      0.00            0.00          3.20+
---------------------------------------------------------------------------------------------------------
    TOTAL                                                        $0.01           $0.01
---------------------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES(2)
--------------------------------------------------------------------------------

                                        NET ASSET VALUE
                                     ---------------------
                                     BEGINNING      END       INCOME     CAPITAL GAIN      TOTAL
YEAR ENDED                            OF YEAR     OF YEAR    DIVIDENDS   DISTRIBUTIONS   RETURNS(1)
-----------------------------------------------------------------------------------------------------
11/30/98                              $12.26      $  17.26     $0.01         $0.01         41.02%
-----------------------------------------------------------------------------------------------------
Inception* -- 11/30/97                 11.88         12.26      0.00          0.00          3.20+
-----------------------------------------------------------------------------------------------------
    TOTAL                                                      $0.01         $0.01
-----------------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES
--------------------------------------------------------------------------------

                                        NET ASSET VALUE
                                     ---------------------
                                     BEGINNING      END       INCOME     CAPITAL GAIN      TOTAL
YEAR ENDED                            OF YEAR     OF YEAR    DIVIDENDS   DISTRIBUTIONS   RETURNS(1)
-----------------------------------------------------------------------------------------------------
11/30/98                              $12.29      $  17.49     $0.02         $0.01         42.61%
-----------------------------------------------------------------------------------------------------
Inception* -- 11/30/97                 12.66         12.29      0.00          0.00         (2.92)+
-----------------------------------------------------------------------------------------------------
    TOTAL                                                      $0.02         $0.01
-----------------------------------------------------------------------------------------------------

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                  3

 AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                             WITHOUT SALES CHARGE(1)
                                     ---------------------------------------
                                                          CLASS
                                     CLASS A   CLASS B    L(2)     CLASS Y
----------------------------------------------------------------------------
Year Ended 11/30/98                  42.12%    41.02%    41.02%    42.61%
----------------------------------------------------------------------------
Inception* through 11/30/98          35.87     34.85     34.85     33.49
----------------------------------------------------------------------------

                                              WITH SALES CHARGE(3)
                                     ---------------------------------------
                                                          CLASS
                                     CLASS A   CLASS B    L(2)     CLASS Y
----------------------------------------------------------------------------
Year Ended 11/30/98                  34.97%    36.02%    38.65%    42.61%
----------------------------------------------------------------------------
Inception* through 11/30/98          30.38     31.89     33.78     33.49
----------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------

                                                                                 WITHOUT SALES CHARGE(1)
----------------------------------------------------------------------------------------------------------
Class A (Inception* through 11/30/98)                                                       46.90%
----------------------------------------------------------------------------------------------------------
Class B (Inception* through 11/30/98)                                                       45.53
----------------------------------------------------------------------------------------------------------
Class L (Inception* through 11/30/98)(2)                                                    45.53
----------------------------------------------------------------------------------------------------------
Class Y (Inception* through 11/30/98)                                                       38.44
----------------------------------------------------------------------------------------------------------

   (1)     ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT REFLECT
           THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH RESPECT TO CLASS A AND L SHARES OR THE APPLICABLE CONTINGENT
           DEFERRED SALES CHARGES ("CDSC") WITH RESPECT TO CLASS B AND L SHARES.
   (2)     ON JUNE 12, 1998, CLASS C SHARES WERE RENAMED CLASS L SHARES.
   (3)     ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE. IN ADDITION, CLASS
           A AND L SHARES REFLECT THE DEDUCTION OF THE MAXIMUM INITIAL SALES CHARGES OF 5.00% AND 1.00%, RESPECTIVELY; CLASS B
           SHARES REFLECT THE DEDUCTION OF A 5.00% CDSC, WHICH APPLIES IF SHARES ARE REDEEMED WITHIN ONE YEAR FROM PURCHASE.
           THEREAFTER, THE CDSC DECLINES BY 1.00% PER YEAR UNTIL NO CDSC IS INCURRED. CLASS L SHARES REFLECT THE DEDUCTION OF A
           1.00% CDSC, WHICH APPLIES IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.
    *      INCEPTION DATE FOR CLASS A, B AND L SHARES IS AUGUST 29, 1997. INCEPTION DATE FOR CLASS Y SHARES IS OCTOBER 15, 1997.
    +      TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

--------------------------------------------------------------------------------
4                                             1998 ANNUAL REPORT TO SHAREHOLDERS

 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND AT A GLANCE (UNAUDITED)
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN CLASS A, B AND L SHARES OF THE
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND VS. STANDARD & POOR'S 500 INDEX+
--------------------------------------------------------------------------------

                          AUGUST 1997 -- NOVEMBER 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             SMITH BARNEY LARGE     SMITH BARNEY LARGE     SMITH BARNEY LARGE
            CAPITALIZATION GROWTH  CAPITALIZATION GROWTH  CAPITALIZATION GROWTH  STANDARD & POOR'S
                FUND-CLASS A           FUND-CLASS B           FUND-CLASS L           500 INDEX
8/29/97                    $9,496                $10,000                $10,000             $10,000
9/97                       $9,768                 $9,786                $10,183             $10,547
10/97                      $9,425                 $9,420                 $9,817             $10,195
11/97                      $9,816                 $9,820               10,216.7             $10,667
12/97                     $10,016                $10,014                $10,409             $10,850
1/98                      $10,256                $10,259                $10,651             $10,970
2/98                      $11,178                $11,228                $11,611             $11,760
3/98                      $11,603                $11,667                $12,045             $12,363
4/98                      $12,388                $12,485                $12,855             $12,489
5/98                      $12,043                $12,114                $12,488             $12,274
6/98                      $12,877                $12,974                $13,339             $12,772
7/98                      $13,133                $13,235                $13,598             $12,637
8/98                      $10,649                $10,730                $11,018             $10,811
9/98                      $11,242                $11,345                $11,628             $11,504
10/98                     $12,476                $12,627                $12,897             $12,438
11/30/98                  $13,950                $14,153                $14,407             $13,367

+ The above chart represents a hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on August 29, 1997, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares at the time of investment and reinvestment of dividends and capital gains, if any, through November 30, 1998. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other class may be greater or less than the Class A, B and L shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

INDUSTRY DIVERSIFICATION OF COMMON STOCK*
----------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Financial Services        23.9%
Telecommunications         6.9%
Healthcare                13.5%
Capital Goods              4.4%
Consumer Services          9.3%
Consumer Goods            20.1%
Semiconductors            13.5%
Consumer Durables          3.2%
Software/PC's              5.2%

* As a percentage of total common stock.

INVESTMENT BREAKDOWN
----------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash Equivalent        0.6%
Common Stock          99.4%

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                  5

 SCHEDULE OF INVESTMENTS                                      NOVEMBER 30, 1998
--------------------------------------------------------------------------------

             SHARES                                   SECURITY                                     VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 99.4%

CAPITAL GOODS -- 4.4%
               467,000  General Electric Co.                                                      $42,263,500
               310,000  Schlumberger Ltd.                                                          13,853,125
------------------------------------------------------------------------------------------------------------
                                                                                                   56,116,625
------------------------------------------------------------------------------------------------------------

CONSUMER DURABLES -- 3.2%
               815,000  Home Depot Inc.                                                            40,546,250
------------------------------------------------------------------------------------------------------------

CONSUMER GOODS -- 20.0%
               880,000  Avon Products Inc.                                                         35,750,000
               960,000  Coca-Cola Co.                                                              67,260,000
               905,000  Gillete Co.                                                                41,573,438
               237,000  McDonald's Corp.                                                           16,604,813
               495,000  PepsiCo, Inc.                                                              19,150,312
               310,000  Procter & Gamble Corp.                                                     27,163,750
               540,000  Wm. Wrigley Jr. Co.                                                        47,587,500
------------------------------------------------------------------------------------------------------------
                                                                                                  255,089,813
------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES -- 9.2%
               840,000  America Online, Inc.+                                                      73,552,500
             1,375,000  The Walt Disney Co.                                                        44,257,813
------------------------------------------------------------------------------------------------------------
                                                                                                  117,810,313
------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES -- 23.7%
               252,500  American International Group Inc.                                          23,735,000
               205,000  BankAmerica Corp.                                                          13,363,438
               465,000  Fannie Mae                                                                 33,828,750
               168,000  General Re Corp.                                                           39,228,000
             1,025,000  Household International Inc.                                               40,103,125
               665,000  Merrill Lynch & Co., Inc.                                                  49,875,000
               655,000  Morgan Stanley Dean Witter                                                 45,686,250
             1,600,000  Wells Fargo & Co.                                                          57,600,000
------------------------------------------------------------------------------------------------------------
                                                                                                  303,419,563
------------------------------------------------------------------------------------------------------------

HEALTHCARE -- 13.4%
               485,000  Amgen Inc.+                                                                36,496,250
               455,000  Eli Lilly & Co.                                                            40,807,812
               325,000  Johnson & Johnson                                                          26,406,250
               100,000  Merck & Co., Inc.                                                          15,487,500
               205,000  Pfizer Inc.                                                                22,883,125
               380,000  Warner-Lambert Co.                                                         28,690,000
------------------------------------------------------------------------------------------------------------
                                                                                                  170,770,937
------------------------------------------------------------------------------------------------------------

SEMICONDUCTORS -- 13.4%
               625,000  Intel Corp.                                                                67,265,625
               900,000  Texas Instruments Inc.                                                     68,737,500
               695,000  Xilinx, Inc.+                                                              35,271,250
------------------------------------------------------------------------------------------------------------
                                                                                                  171,274,375
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
6                                             1998 ANNUAL REPORT TO SHAREHOLDERS

 SCHEDULE OF INVESTMENTS (CONTINUED)                          NOVEMBER 30, 1998
--------------------------------------------------------------------------------

             SHARES                                   SECURITY                                     VALUE
------------------------------------------------------------------------------------------------------------
SOFTWARE/PC'S -- 5.2%
             1,140,000  Compaq Computer Corp.                                                 $    37,050,000
               245,000  Microsoft Corp.+                                                           29,890,000
------------------------------------------------------------------------------------------------------------
                                                                                                   66,940,000
------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS -- 6.9%
               320,000  Cisco Systems Inc.+                                                        24,120,000
               425,000  Lucent Technologies Inc.                                                   36,576,562
               435,000  Motorola Inc.                                                              26,970,000
------------------------------------------------------------------------------------------------------------
                                                                                                   87,666,562
------------------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK
                        (Cost -- $1,018,084,590)                                                1,269,634,438
------------------------------------------------------------------------------------------------------------
              FACE
             AMOUNT                                   SECURITY                                     VALUE
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.6%
            $8,099,000  Morgan Stanley Dean Witter, 5.250% due 12/1/98;
                        Proceeds at maturity -- $8,100,181; (Fully collateralized
                        by U.S. Treasury Notes, 4.625% due 11/30/00; Market
                        value -- $8,309,370) (Cost -- $8,099,000)                                   8,099,000
------------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $1,026,183,590*)                                             $ 1,277,733,438
------------------------------------------------------------------------------------------------------------

    +      NON-INCOME PRODUCING SECURITY.
    *      AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                  7

 STATEMENT OF ASSETS AND LIABILITIES                          NOVEMBER 30, 1998
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost --
     $1,026,183,590)                 $1,277,733,438
   Cash                                       331
   Receivable for Fund shares sold     17,078,216
   Dividends and interest
     receivable                           674,899
------------------------------------------------------------
   TOTAL ASSETS                      1,295,486,884
------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased    10,986,800
   Payable for Fund shares
     purchased                            718,011
   Management fees payable                769,694
   Distribution fees payable              274,487
   Accrued expenses                       313,732
------------------------------------------------------------
   TOTAL LIABILITIES                   13,062,724
------------------------------------------------------------
TOTAL NET ASSETS                     $1,282,424,160
------------------------------------------------------------
NET ASSETS:
   Par value of shares of
     beneficial interest             $     74,025
   Capital paid in excess of par
     value                           1,017,532,484
   Accumulated net realized gain
     from security transactions        13,267,803
   Net unrealized appreciation of
     investments                      251,549,848
------------------------------------------------------------
TOTAL NET ASSETS                     $1,282,424,160
------------------------------------------------------------
SHARES OUTSTANDING:
   Class A                             18,644,636
   ---------------------------------------------------------
   Class B                             36,868,728
   ---------------------------------------------------------
   Class L                             10,875,243
   ---------------------------------------------------------
   Class Y                              7,636,528
   ---------------------------------------------------------
NET ASSET VALUE:
   Class A (and redemption price)          $17.41
   ---------------------------------------------------------
   Class B*                                $17.26
   ---------------------------------------------------------
   Class L**                               $17.26
   ---------------------------------------------------------
   Class Y (and redemption price)          $17.49
   ---------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER
 SHARE:
   Class A (net asset value plus
   5.26% of net asset value per
   share)                                  $18.33
   ---------------------------------------------------------
   Class L (net asset value plus
   1.01% of net asset value per
   share)                                  $17.43
------------------------------------------------------------

    *      REDEMPTION PRICE IS NAV OF CLASS B SHARES REDUCED BY A 5.00% CDSC IF SHARES ARE REDEEMED WITHIN ONE YEAR FROM
           PURCHASE (SEE NOTE 2).
   **      REDEMPTION PRICE IS NAV OF CLASS L SHARES REDUCED BY A 1.00% CDSC IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF
           PURCHASE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
8                                             1998 ANNUAL REPORT TO SHAREHOLDERS

 STATEMENT OF OPERATIONS                   FOR THE YEAR ENDED NOVEMBER 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                        $  5,816,020
   Interest                                              208,309
-----------------------------------------------------------------
   TOTAL INVESTMENT INCOME                             6,024,329
-----------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                            5,558,989
   Distribution fees (Note 2)                          4,855,196
   Shareholder and system servicing fees                 645,587
   Registration fees                                     399,156
   Shareholder communications                            158,647
   Trustees' fees                                         69,252
   Audit and legal                                        38,000
   Custody                                                28,185
   Other                                                   8,900
-----------------------------------------------------------------
   TOTAL EXPENSES                                     11,761,912
-----------------------------------------------------------------
NET INVESTMENT LOSS                                   (5,737,583)
-----------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE
 3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                             102,162,734
     Cost of securities sold                          83,157,348
-----------------------------------------------------------------
   NET REALIZED GAIN                                  19,005,386
-----------------------------------------------------------------
   Change in Net Unrealized Appreciation of
     Investments:
     Beginning of year                                 9,970,587
     End of year                                     251,549,848
-----------------------------------------------------------------
   INCREASE IN NET UNREALIZED APPRECIATION           241,579,261
-----------------------------------------------------------------
NET GAIN ON INVESTMENTS                              260,584,647
-----------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS              $254,847,064
-----------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                  9

 STATEMENTS OF CHANGES IN NET ASSETS           FOR THE YEARS ENDED NOVEMBER 30,
--------------------------------------------------------------------------------

                                                         1998           1997(A)
-----------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                              $   (5,737,583)  $      (36,371)
   Net realized gain                                    19,005,386          350,504
   Increase in net unrealized appreciation             241,579,261        9,970,587
-----------------------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM OPERATIONS              254,847,064       10,284,720
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                  (501,086)              --
   Net realized gains                                     (347,287)              --
-----------------------------------------------------------------------------------------------
   DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS                        (848,373)              --
-----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
   Net proceeds from sale of shares                    735,324,746      407,040,618
   Net asset value of shares issued for
     reinvestment of dividends                             634,590               --
   Cost of shares reacquired                          (120,177,084)      (4,682,121)
-----------------------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS                           615,782,252      402,358,497
-----------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                 869,780,943      412,643,217
NET ASSETS:
   Beginning of year                                   412,643,217               --
-----------------------------------------------------------------------------------------------
   END OF YEAR*                                     $1,282,424,160   $  412,643,217
-----------------------------------------------------------------------------------------------
   * Includes undistributed net investment income
     of:                                                        --         $501,575
-----------------------------------------------------------------------------------------------

   (a)     FOR THE PERIOD FROM AUGUST 29, 1997 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
10                                            1998 ANNUAL REPORT TO SHAREHOLDERS

 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Smith Barney Large Capitalization Growth Fund ("Fund") is a separate diversified investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and four other separate investment funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Mid Cap Blend Fund and Smith Barney S&P 500 Index Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and ask price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; interest income is recorded on the accrual basis; (e) realized gains or losses on the sale of securities are calculated based on the specific identification method;
(f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At November 30, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as invesment manager to the Fund. The Fund pays MMC a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as members of the selling group.

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                 11

--------------------------------------------------------------------------------

On June 12, 1998, the Portfolio's existing Class C shares were renamed Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred.

For the year ended November 30, 1998, SSB received brokerage commissions of $25,080 and sales charges of $2,915,000 and $825,000 on sales of the Fund's Class A and Class L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                     CLASS A    CLASS B    CLASS L
----------------------------------------------------------
CDSCs                                $ 23,000  $  547,000  $ 45,000
----------------------------------------------------------

Pursuant to the Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended November 30, 1998, total Distribution Plan fees incurred were:

                                     CLASS A    CLASS B    CLASS L
----------------------------------------------------------
Distribution Plan Fees               $489,693  $3,522,540  $842,963
----------------------------------------------------------

All officers and one Trustee of the Fund are employees of SSB.

3. INVESTMENTS

During the year ended November 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

----------------------------------------
Purchases                  $702,638,025
----------------------------------------
Sales                      102,162,734
----------------------------------------

At November 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------
Gross unrealized appreciation        $257,632,252
Gross unrealized depreciation         (6,082,404)
--------------------------------------------------
Net unrealized appreciation          $251,549,848
--------------------------------------------------

4. REPURCHASE AGREEMENTS

The Fund purchases, and its custodian takes possession of, U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. SHARES OF BENEFICIAL INTEREST

At November 30, 1998, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an indentical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At November 30, 1998, total paid-in capital amounted to the following for each class:

                                  AMOUNT
---------------------------------------------
Class A                         $254,700,659
---------------------------------------------
Class B                         512,509,426
---------------------------------------------
Class L                         156,893,302
---------------------------------------------
Class Y                          93,503,122
---------------------------------------------

--------------------------------------------------------------------------------
12                                            1998 ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                            YEAR ENDED                PERIOD ENDED
                                         NOVEMBER 30, 1998      NOVEMBER 30, 1997(1)(2)
                                     -------------------------  ------------------------
                                       SHARES        AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------------------
CLASS A
Shares sold                           13,771,364  $209,717,045   9,177,952  $109,524,318
Shares issued on reinvestment             21,312       266,404          --            --
Shares redeemed                       (4,189,188)  (63,108,524)   (136,804)   (1,636,918)
------------------------------------------------------------------------------------------
Net Increase                           9,603,488  $146,874,925   9,041,148  $107,887,400
------------------------------------------------------------------------------------------
CLASS B
Shares sold                           25,048,618  $379,750,655  14,785,442  $176,582,697
Shares issued on reinvestment             24,425       304,576          --            --
Shares redeemed                       (2,852,373)  (42,088,247)   (137,384)   (1,647,374)
------------------------------------------------------------------------------------------
Net Increase                          22,220,670  $337,966,984  14,648,058  $174,935,323
------------------------------------------------------------------------------------------
CLASS L(3)
Shares sold                            8,853,448  $135,608,815   3,136,419  $ 37,509,061
Shares issued on reinvestment              5,102        63,610          --            --
Shares redeemed                       (1,019,293)  (14,978,593)   (100,433)   (1,229,516)
------------------------------------------------------------------------------------------
Net Increase                           7,839,257  $120,693,832   3,035,986  $ 36,279,545
------------------------------------------------------------------------------------------
CLASS Y
Shares sold                              740,914  $ 10,248,231   6,909,847  $ 83,424,542
Shares redeemed                             (136)       (1,720)    (14,097)     (168,313)
------------------------------------------------------------------------------------------
Net Increase                             740,778  $ 10,246,511   6,895,750  $ 83,256,229
------------------------------------------------------------------------------------------

   (1)     FOR CLASS A, B AND L SHARES, TRANSACTIONS ARE FOR THE PERIOD FROM AUGUST 29, 1997 (INCEPTION DATE) TO NOVEMBER 30,
           1997.
   (2)     FOR CLASS Y SHARES, TRANSACTIONS ARE FOR THE PERIOD FROM OCTOBER 15, 1997 (INCEPTION DATE) TO NOVEMBER 30, 1997.
   (3)     ON JUNE 12, 1998, CLASS C SHARES WERE RENAMED CLASS L SHARES.

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                 13

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:

                                             CLASS A                   CLASS B
                                     -----------------------   -----------------------
                                       1998        1997(1)      1998(2)      1997(1)
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR      $12.28        $11.88      $12.26        $11.88
--------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (loss)           (0.04)         0.01       (0.17)        (0.01)
  Net realized and unrealized gain        5.20          0.39        5.19          0.39
--------------------------------------------------------------------------------------
Total Income From Operations              5.16          0.40        5.02          0.38
--------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                  (0.02)           --       (0.01)           --
  Net realized gains                     (0.01)           --       (0.01)           --
--------------------------------------------------------------------------------------
Total Distributions                      (0.03)           --       (0.02)           --
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR            $17.41        $12.28      $17.26        $12.26
--------------------------------------------------------------------------------------
TOTAL RETURN                             42.12%         3.37%++     41.02%        3.20%++
--------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)       $ 324,664   $   111,063   $ 636,464   $   179,598
--------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                1.19%         1.15%+      1.95%         1.90%+
  Net investment income (loss)           (0.38)         0.38+      (1.14)        (0.37)+
--------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                     14%          % 1          14%          % 1
--------------------------------------------------------------------------------------

   (1)     FOR THE PERIOD FROM AUGUST 29, 1997 (INCEPTION DATE) TO NOVEMBER 30, 1997.
   (2)     PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD, RATHER THAN THE UNDISTRIBUTED NET
           INVESTMENT INCOME METHOD, BECAUSE IT MORE ACCURATELY REFLECTS THE PER SHARE DATA FOR THE PERIOD.
   ++      TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
    +      ANNUALIZED.

--------------------------------------------------------------------------------
14                                            1998 ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:

                                          CLASS L(1)                CLASS Y
                                     --------------------   -----------------------
                                      1998(2)    1997(3)      1998        1997(4)
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR      $12.26     $11.88      $12.29        $12.66
-----------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)           (0.17)     (0.01)      (0.00)*        0.01
  Net realized and unrealized gain
    (loss)                                5.19       0.39        5.23         (0.38)
-----------------------------------------------------------------------------------
Total Income (Loss) From Operations       5.02       0.38        5.23         (0.37)
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                  (0.01)        --       (0.02)           --
  Net realized gains                     (0.01)        --       (0.01)           --
-----------------------------------------------------------------------------------
Total Distributions                      (0.02)        --       (0.03)           --
-----------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR            $17.26     $12.26      $17.49        $12.29
-----------------------------------------------------------------------------------
TOTAL RETURN                             41.02%      3.20%++     42.61%       (2.92)%++
-----------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)       $ 187,741   $ 37,224   $ 133,556   $    84,758
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                1.96%      1.90%+      0.83%         0.82%+
  Net investment income (loss)           (1.14)     (0.38)+     (0.02)         0.54+
-----------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                     14%         1%         14%         %  1
-----------------------------------------------------------------------------------

   (1)     ON JUNE 12, 1998, CLASS C SHARES WERE RENAMED CLASS L SHARES.
   (2)     PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD, RATHER THAN THE UNDISTRIBUTED NET
           INVESTMENT INCOME METHOD, BECAUSE IT MORE ACCURATELY REFLECTS THE PER SHARE DATA FOR THE PERIOD.
   (3)     FOR THE PERIOD FROM AUGUST 29, 1997 (INCEPTION DATE) TO NOVEMBER 30, 1997.
   (4)     FOR THE PERIOD FROM OCTOBER 15, 1997 (INCEPTION DATE) TO NOVEMBER 30, 1997.
    *      AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.
   ++      TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
    +      ANNUALIZED.

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                 15

 INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF

SMITH BARNEY INVESTMENT TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Large Capitalization Growth Fund of the Smith Barney Investment Trust as of November 30, 1998, the related statement of operations for the year then ended and statements of changes in net assets and financial highlights for the year then ended and for the period from August 29, 1997 (commencement of operations) to November 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian. As to securities purchased but not yet received we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Large Capitalization Growth Fund of Smith Barney Investment Trust as of November 30, 1998, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the year then ended and for the period from August 29, 1997 (commencement of operations) to November 30, 1997, in conformity with generally accepted accounting principles.

                                                                    /s/ KPMG LLP

New York, New York
January 15, 1999

--------------------------------------------------------------------------------
16                                            1998 ANNUAL REPORT TO SHAREHOLDERS

 TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

100% of ordinary income distribution is designated as qualifying for the dividends received deduction available to corporate shareholders.

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                 17

 ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
On February 6, 1998, a special meeting of shareholders of the Trust was held for the purpose of voting on the following matters:

    1. To elect Trustees of the Trust;

    2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                                                  SHARES VOTED    PERCENTAGE OF   SHARES VOTED   PERCENTAGE OF
NAME OF TRUSTEES                                       FOR        SHARES VOTED      AGAINST       SHARES VOTED
------------------------------------------------------------------------------------------------------------
Herbert Barg                                      22,978,059.782      97.961%       478,327.074        2.039%
Alfred J. Bianchetti                              22,968,583.475      97.920        487,803.381        2.080
Martin Brody                                      22,972,548.241      97.937        483,838.615        2.063
Dwight B. Crane                                   23,013,405.483      98.111        442,981.373        1.889
Burt N. Dorsett                                   23,007,677.873      98.087        448,708.983        1.913
Elliot S. Jaffe                                   22,981,247.160      97.974        475,139.696        2.026
Stephen E. Kaufman                                22,999,681.445      98.053        456,705.411        1.947
Joseph J. McCann                                  23,011,195.450      98.102        445,191.406        1.898
Heath B. McLendon                                 23,010,138.021      98.098        446,248.835        1.902
Cornelius C. Rose, Jr.                            23,006,201.971      98.081        450,184.885        1.919
------------------------------------------------------------------------------------------------------------

Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart demonstrates that all proposals were approved by shareholders for the Fund.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Trustees).

-----------------------------------------------------------------------------
"M"    Diversification                                               Approved
-----------------------------------------------------------------------------
"M"    Industry Concentration                                        Approved
-----------------------------------------------------------------------------
"M"    Borrowing                                                     Approved
-----------------------------------------------------------------------------
"E"    Ability to Pledge Assets                                      Approved
-----------------------------------------------------------------------------
"M"    Lending                                                       Approved
-----------------------------------------------------------------------------
"M"    Underwriting of Securities                                    Approved
-----------------------------------------------------------------------------
"R"    Margin and Short-Sales                                        Approved
-----------------------------------------------------------------------------
"M"    Real Estate                                                   Approved
-----------------------------------------------------------------------------
"E"    Certain Securities                                            Approved
-----------------------------------------------------------------------------
"R"    Investments in Oil, Gas and Mineral Exploration               Approved
-----------------------------------------------------------------------------
"R"    Options                                                       Approved
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
18                                            1998 ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------

The information below reports the lowest percentage of shares voting for the proposals and the highest percentage of shares voting against and abstaining by shareholders of the Fund on all of the items in Proposal 2.

                 PERCENTAGE                  PERCENTAGE                    PERCENTAGE
 SHARES VOTED     OF SHARES   SHARES VOTED   OF SHARES        SHARES       OF SHARES
      FOR           VOTED       AGAINST        VOTED        ABSTAINING     ABSTAINED
--------------------------------------------------------------------------------------
16,966,910.092       91.537%   294,785.761       1.590%    1,273,879.996       6.873%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                 19

SMITH BARNEY
LARGE CAPITALIZATION
GROWTH FUND

TRUSTEES
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, CHAIRMAN
Cornelius C. Rose, Jr.

James J. Crisona, EMERITUS

OFFICERS
Heath B. McLendon
CHIEF EXECUTIVE OFFICER

Lewis E. Daidone
SENIOR VICE PRESIDENT
AND TREASURER

Alan Blake
VICE PRESIDENT AND
INVESTMENT OFFICER

Thomas M. Reynolds
CONTROLLER

Christina T. Sydor
SECRETARY

INVESTMENT ADVISER AND ADMINISTRATOR
Mutual Management Corp.

DISTRIBUTOR
CFBDS, Inc.

CUSTODIAN
PNC Bank, N.A.

SHAREHOLDER SERVICING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is for the information of shareholders of Smith Barney Investment Trust--Smith Barney Large Capitalization Growth Fund. It is not authorized for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

                [LOGO]

SALOMON SMITH BARNEY IS A SERVICE MARK OF SALOMON SMITH BARNEY, INC.

SMITH BARNEY
LARGE CAPITALIZATION
GROWTH FUND

Smith Barney Mutual Funds
388 Greenwich Street
New York, New York 10013

WWW.SMITHBARNEY.COM

FD01380 1/99

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